As filed with the Securities and Exchange Commission on June 18, 1999
                                                       Registration No. 33-30361


                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                         FORM N-14

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                                   HERITAGE INCOME TRUST
                     (Exact Name of Registrant as Specified in Charter)

                                    880 Carillon Parkway
                               St. Petersburg, Florida 33716
                    (Address of Principal Executive Offices) (Zip Code)

             Registrant's Telephone Number, Including Area Code: (727) 573-3800

                                      STEPHEN G. HILL
                                    880 Carillon Parkway
                               St. Petersburg, Florida 33716
                          (Name and Address of Agent for Service)

                                          Copy to:
                                    ROBERT J. ZUTZ, ESQ.
                                 Kirkpatrick & Lockhart LLP
                               1800 Massachusetts Avenue, NW
                                   Washington, D.C. 20036

   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on July 17, 1999 pursuant to Rule 488.

       Title of securities being registered: Class A Shares of beneficial interest, no par value of the Intermediate Government Fund

                No filing fee is required because of reliance on
                 Section 24(f) of the Investment Company Act of
                                1940, as amended.

                                   HERITAGE INCOME TRUST

                             CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

o     Cover Sheet

o     Contents of Registration Statement

o     Letter to Shareholders

o     Notice of Special Meeting of Shareholders

o Part A - Prospectus of Heritage Income Trust - Intermediate Government Fund and Proxy Statement of Heritage U.S. Government Income Fund

o     Part B - Statement of Additional Information

o     Part C of Form N-14

o     Signature Page

o     Exhibits

                            HERITAGE U.S. GOVERNMENT INCOME FUND
                    880 Carillon Parkway, St. Petersburg, Florida 33716


July __, 1999

Dear Fellow Shareholder:

The enclosed Combined Proxy Statement and Prospectus relates to a special meeting of the shareholders of the Heritage U.S. Government Income Fund (the "Government Fund") to be held on Monday, September 27, 1999. The purpose of this meeting is to seek your approval of a proposal to reorganize the Government Fund by combining it into the Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust, an existing open-end management investment company ("Reorganization"). If the proposal is approved, each Government Fund shareholder will receive Class A shares of the Intermediate Fund in proportion to his or her ownership in the Government Fund. In exchange, the Intermediate Fund will receive all the assets, and assume all the liabilities, of the Government Fund, which then will be liquidated. We expect to complete the Reorganization on October 15, 1999.

The Government Fund's Board of Trustees ("Board") has considered and unanimously approved the proposal. As discussed more fully in the enclosed proxy statement, the Board believes that the Reorganization is in the best interests of the Government Fund shareholders for the following reasons:

o The proposal, if approved, will eliminate the discount to net asset value at which the Government Fund shares have historically traded on the New York Stock Exchange.

o The Reorganization would provide shareholders with the benefits of an open-end investment company form of organization, including the ability for shareholders to exchange their shares for shares of other Heritage mutual funds or sell shares at net asset value.

o        Both  Funds  have  substantially   similar  investment  objectives  and
         policies and share the same portfolio manager.

o Heritage Asset Management, Inc., the Funds' manager, has undertaken to cap for three years the Intermediate Fund - Class A shares' net operating expenses at 0.95% of its daily net assets, which is lower than the Government Fund's net operating expenses of 1.07% of its net assets.

o The Reorganization will be free from federal income taxes to investors and the Funds.

The Board recommends that you vote FOR the proposal.

Please take time to review the enclosed materials and vote your shares today. Your prompt attention to this matter is appreciated. If you have any questions or need further assistance, please call 800-421-4184.

                                    Very truly yours,

                                    Stephen G. Hill
                                    President
                                    Heritage U.S. Government Income Fund

                      HERITAGE U.S. GOVERNMENT INCOME FUND
                              880 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                        ---------------------------------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 27, 1999
                        ---------------------------------

To The Shareholders:

      A special meeting of the holders of shares of beneficial interest in the Heritage U.S. Government Income Fund (the "Government Fund") will be on September 27, 1999 at 8:30 a.m. eastern time, or any adjournment(s) thereof, at 100 CARILLON PARKWAY, SUITE 250, ST. PETERSBURG, FL 33716, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization and Termination ("Reorganization Plan") that provides for the reorganization of the Government Fund by combining it with the Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust (the "Trust"). Pursuant to the Reorganization Plan, the Government Fund will transfer all its assets to the Intermediate Fund, which will assume all the Government Fund's liabilities, and the Trust will issue to each Government Fund shareholder a number of full and fractional Class A shares of the Intermediate Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in the Government Fund; and

     (2) To transact other business that properly comes before the meeting or any adjournment(s) thereof.

      You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Government Fund as of the close of business on July 16, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          SECRETARY

July __, 1999
880 Carillon Parkway
St. Petersburg, Florida  33716

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

      Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. You also may vote your shares by telephone or via the Internet by following the instructions on the enclosed insert. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
-------------------------------------------------------------------------------

                              SUBJECT TO COMPLETION

                      HERITAGE U.S. GOVERNMENT INCOME FUND

                              HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND

               880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
                            TOLL FREE: (800) 421-4184

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                                  July __, 1999


      This Combined Proxy Statement and Prospectus ("Proxy Statement") is being furnished in connection with a Special Meeting of Shareholders of the Heritage U.S. Government Income Fund ( the "Government Fund") to be held on September 27, 1999, or any adjournment(s) thereof ("Meeting"), at 100 Carillon Parkway, Suite 250, St. Petersburg, FL 33716. At the Meeting, shareholders of the Government Fund will be asked to approve a proposal ("Proposal") to reorganize the
Government Fund in accordance with an Agreement and Plan of Reorganization and Termination ("Reorganization Plan"). The Reorganization Plan provides that the Government Fund will combine with Intermediate Government Fund (the "Intermediate Fund"), a series of Heritage Income Trust (the "Income Trust"), an open-end management investment company ("Reorganization"). The Reorganization Plan is attached as Appendix A to this Proxy Statement. The Board of Trustees of the Government Fund ("Board") has unanimously approved the Reorganization Plan as being in the best interests of the Government Fund.

      In accordance with the Reorganization Plan, the Government Fund will transfer all its assets to the Intermediate Fund in exchange solely for Intermediate Fund's Class A shares ("Intermediate Fund Shares") and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Government Fund's shareholders will receive a pro rata share of Intermediate Fund Shares based on their ownership in the Government Fund. The value of each Government Fund shareholder's account will not change as a result of the Reorganization. The Government Fund's shareholders will not be assessed any sales charges in connection with the Reorganization, and there will be no federal income tax consequences as a result of the Reorganization. The Government Fund will cease trading on the New York Stock Exchange ("NYSE") upon completion of the Reorganization and thereafter will be dissolved.

      The Intermediate Fund is an open-end, diversified series of Income Trust, a Massachusetts business trust. Its investment objective is high current income consistent with the preservation of capital. The Intermediate Fund seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, including mortgage-related securities.

      This Proxy Statement sets forth information that a Government Fund shareholder should know before voting on the Reorganization Plan. It should be read and retained for future reference. A Statement of Additional Information ("SAI"), dated July __, 1999, is incorporated herein by reference into this Proxy Statement. The SAI is available without charge by contacting Heritage Asset Management, Inc. ("Heritage") at the number or address listed above.

      A copy of the current prospectus of the Intermediate Fund, dated February 1, 1999, is attached to this document as Appendix B. In addition, the management's discussion of the Intermediate Fund's performance, which is included in the Annual Report to Shareholders of the Intermediate Fund for the fiscal year ended September 30, 1998, is attached as Appendix C to this Proxy Statement. The SAI of the Intermediate Fund, dated February 1, 1999, its Annual Report to Shareholders for the period ended September 30, 1998 and its Semi-Annual Report to Shareholders for the period ended March 31, 1999 are on file with the Securities and Exchange Commission ("SEC") and are incorporated by reference into this Proxy Statement. The Annual Report to Shareholders of the Government Fund for the fiscal period ended October 31, 1998 is on file with the SEC and is incorporated by reference into this Proxy Statement. These documents are available without charge by calling or writing Heritage at the number or address listed above. The SEC maintains a web site at http://www.sec.gov that contains these documents and other information about the Intermediate Fund and the Government Fund. Information relating to the Government Fund also is available for inspection at the NYSE.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     TABLE OF CONTENTS


INTRODUCTION...................................................................1
VOTING INFORMATION.............................................................1
SYNOPSIS.......................................................................3
   The Proposed Reorganization.................................................3
   Comparison of the Government Fund and the Intermediate Fund ................3
      Forms of Organization....................................................3
      Investment Objectives and Policies.......................................4
      Operations of the Intermediate Fund After the Reorganization.............6
      Portfolio Managers.......................................................6
      Performance..............................................................6
      Fees and Expenses........................................................7
      Expense Example..........................................................8
      Purchase Procedures......................................................9
      Exchange and Redemption Procedures......................................10
      Federal Income Tax Consequences.........................................10
COMPARISON OF PRINCIPAL RISK FACTORS..........................................10
   Generally..................................................................10
   Principal Differences......................................................11
   Common Risks...............................................................11
INFORMATION ABOUT THE REORGANIZATION..........................................13
   Summary of the Reorganization Plan.........................................13
   Reasons for the Reorganization.............................................14
   Description of Intermediate Fund Shares....................................16
   Dividends and Other Distributions..........................................16
   Federal Income Tax Considerations..........................................17
   Rights of Shareholders.....................................................18
   Capitalization.............................................................18
FINANCIAL HIGHLIGHTS OF THE INTERMEDIATE FUND ................................19
SHARE PRICE DATA..............................................................20
INVESTMENT ADVISER AND DISTRIBUTOR............................................20
LEGAL MATTERS.................................................................21
EXPERTS.......................................................................21
INFORMATION FILED WITH THE SEC AND NYSE.......................................21
ADDITIONAL INFORMATION ABOUT EACH FUND........................................22
APPENDIX A - Agreement and Plan of Reorganization and Termination............A-1
APPENDIX B - Prospectus of Heritage Income Trust - Intermediate Fund.........B-1
APPENDIX C - Management's Discussion of Intermediate Fund Performance........C-1

                                  INTRODUCTION

      This Proxy Statement is being furnished to shareholders of the Government Fund in connection with the solicitation of proxies by the Board for use at the Meeting. At the Meeting, you will be asked to approve the Reorganization Plan. The Reorganization Plan provides that the Government Fund will transfer all its assets to the Intermediate Fund in exchange solely for Intermediate Fund Shares and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Intermediate Fund Shares will be distributed to shareholders of the Government Fund in proportion to their ownership in the Government Fund. The Reorganization will occur as of the close of business on October 15, 1999, or a later date agreed to by Income Trust and the Government Fund ("Closing Date"). The Government Fund will be terminated as soon as is reasonably practicable thereafter.

                               VOTING INFORMATION

      This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Government Fund on or about July __, 1999. Only shareholders of record as of the close of business on July 16, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of the Record Date, the Government Fund had _______ shares outstanding and entitled to vote. Holders of one-half of the shares of the Government Fund outstanding at the close of business on the Record Date must be present in person or represented by proxy at the Meeting to constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST the Proposal against an adjournment. A shareholder vote may be taken on the Proposal described in this Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. APPROVAL OF THE PROPOSAL WITH RESPECT TO THE REORGANIZATION PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE GOVERNMENT FUND OUTSTANDING AND ENTITLED TO VOTE.

      An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. For purposes of the Proposal, abstentions and broker non-votes will constitute a vote AGAINST the Proposal because the Proposal requires the affirmative vote of a majority of the Government Fund's shares outstanding and entitled to vote.

     The individuals named as proxies in the proxy card will vote in accordance with your directions as indicated thereon if your proxy card is timely received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of the Proposal described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon other matters that properly come before the Meeting. You may revoke your proxy card by giving another proxy or by letter or telegram revoking your initial proxy. To be effective, revocation must be received by the Government Fund prior to the Meeting, or by appearing in person and voting at the Meeting.

      As of the Record Date, no shareholder held of record or owned beneficially more than 5% of the issued and outstanding shares of either the Government Fund or the Intermediate Fund. The Trustees and officers of the Government Fund and the Intermediate Fund as a group own less than 1% of the shares of the Government Fund and the Intermediate Fund, respectively. All costs associated with the Meeting, including the solicitation of proxies, will be borne by Heritage. Each full share of the Government Fund is entitled to one vote, and each fractional share thereof is entitled to a proportionate share of one vote.

    Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage, who will not receive any compensation therefor from the Government Fund. As an alternative to mailing your paper proxy card to us to vote, you may vote by telephone or via the Internet by utilizing a program provided through ADP Investor Communication Services ("ADP"). To vote in this manner, please refer to the enclosed voting instruction card for the toll-free telephone number and the Internet address. If votes are recorded by telephone or via the Internet, ADP will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded. Proxies voted by telephone or via the Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. Under Massachusetts business trust law, there is no specific prohibition against shareholders voting their shares via the Internet.

                                    SYNOPSIS

      The following discussion is a summary about the Reorganization, the Government Fund and the Intermediate Fund. As discussed more fully below, the Board believes that the Reorganization will benefit the Government Fund's shareholders. The Intermediate Fund has an investment objective that is substantially similar to the investment objective of the Government Fund and has a substantially similar investment strategy.

THE PROPOSED REORGANIZATION

      The Board considered and approved the Reorganization Plan at a meeting held on May 17, 1999. The Reorganization Plan provides that the Government Fund will combine with the Intermediate Fund by transferring all its assets to the Intermediate Fund in exchange solely for Intermediate Fund Shares and the assumption by the Intermediate Fund of all the Government Fund's liabilities. The Government Fund will then distribute those Intermediate Fund Shares to its shareholders. Each shareholder of the Government Fund will receive the number of full and fractional Intermediate Fund Shares that is equal in total value to the value of the shareholder's holdings in the Government Fund as of the Closing Date. The Government Fund will be terminated as soon as is reasonably practicable thereafter.

      For the reasons set forth below under "Reasons for the Reorganization," the Board, including its Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), of the Government Fund, Income Trust or Heritage ("Independent Trustees"), has determined that the Reorganization is in the best interests of the Government Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Government Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends approval of the Reorganization Plan. Additionally, the Board of Trustees of Income Trust has determined that the Reorganization is in the best interests of the Intermediate Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Intermediate Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARISON OF THE GOVERNMENT FUND AND THE INTERMEDIATE FUND

FORMS OF ORGANIZATION

      The Intermediate Fund is organized as a series of Income Trust, an open-end Massachusetts business trust. The Intermediate Fund offers for sale three classes of shares, including Class A shares. The Government Fund is a closed-end fund also organized as a Massachusetts business trust. Its shares are traded on the NYSE. Open-end funds, such as the Intermediate Fund, continuously offer and redeem their shares, causing their total assets to fluctuate. In contrast, most closed-end funds like the Government Fund make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments.

INVESTMENT OBJECTIVES AND POLICIES

      SUMMARY:

      The investment objectives and policies of the Intermediate Fund and the Government Fund (each, a "Fund") are set forth below. The Intermediate Fund's investment objective is generally similar to the Government Fund's investment objective in that each Fund seeks high current income. The Intermediate Fund attempts to achieve its objective while preserving capital. the Government Fund, however, has a secondary objective of capital appreciation. The investment policies of each Fund permit investments in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, mortgage-related securities, certain derivative mortgage instruments, corporate debt obligations and money market securities, among others. Further, the Government Fund may utilize techniques such as borrowing in a greater amount than the Intermediate Fund. Since the Government Fund also pursues capital appreciation, it may invest in a broader range of securities that may exhibit greater risk than securities held by the Intermediate Fund.

      The Intermediate Fund invests substantially all its assets in U.S. Treasury securities, mortgage-related securities issued by U.S. government agencies and repurchase agreements. The Government Fund invests not only in these same types of securities, but also in mortgage dollar rolls, reverse repurchase agreements and delayed delivery obligations. The Intermediate Fund typically maintains a weighted average portfolio maturity of between 3 and 10 years. The Government Fund's weighted average portfolio maturity is about 6.3 years (as of March 31, 1999). There can be no assurance that either Fund will achieve its investment objective(s).

      THE INTERMEDIATE FUND:

      The investment objective of the Intermediate Fund is high current income consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements. Under normal conditions, the Intermediate Fund invests at least 80% of its assets in these debt securities, including mortgage-backed securities. Up to 25% of the Intermediate Fund's assets may be invested in repurchase agreements. The Intermediate Fund may invest its remaining assets in derivative securities, such as options, futures contracts and stripped securities, short-term corporate debt or other money market instruments. No more than 20% of the Intermediate Fund's net assets, however, may be invested in mortgage-backed securities of private issuers. Although the Intermediate Fund is permitted to borrow up to 15% of its assets, it may do so only as a temporary measure for extraordinary or emergency purposes, including to meet redemption requests.

      The portfolio manager selects securities for the Intermediate Fund's portfolio by considering factors such as maturity, interest rate conditions and liquidity. The portfolio manager attempts to manage volatility consistent with the Intermediate Fund's investment objective. In an effort to help reduce the impact of interest rate changes, the portfolio manager may engage in options transactions by hedging up to 100% of the Intermediate Fund's net assets. The Intermediate Fund may write call and put options on up to 15% of its total assets.

      THE GOVERNMENT FUND:

      The primary investment objective of the Government Fund is to provide a high level of current income. Its secondary investment objective is capital appreciation. The Government Fund seeks to achieve these objectives through the active management of a portfolio of securities including primarily mortgage-related securities and mortgages. Under normal conditions, the Government Fund invests at least 65% of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-related securities. The Government Fund may invest its remaining assets in private issuer mortgage-related securities, individual mortgages, non-U.S. government mortgage derivative securities, unregistered securities and corporate debt, among others. In addition, the Government Fund may invest in repurchase agreements. Unlike the Intermediate Fund, the Government Fund may borrow up to 33 1/3% of its assets to increase leverage. It also may loan its respective portfolio securities to earn additional income. Historically, the Government Fund has borrowed by entering into reverse repurchase agreements and mortgage dollar rolls transactions and delayed delivery transactions. The Government Fund may invest up to 30% of its total assets in derivative mortgage-backed securities.

      The portfolio manager selects mortgage-related securities based on factors such as income potential, liquidity and general economic conditions. Further, the portfolio manager may consider potential benefits from changes in interest rates when selecting mortgage-related securities. With respect to individual mortgages, the portfolio manager may consider criteria such as interest rates on the mortgage, the type of mortgage (I.E., fixed or adjustable), payment history on the mortgage and the size of the mortgage. Historically, however, the Government Fund has not invested in individual mortgages. In an effort to help reduce the impact of interest rate changes, the portfolio manager may engage in options transactions by hedging up to 100% of the Government Fund's net assets. At any time, the Government Fund may invest up to 100% of its total assets in U.S. Treasury securities, including U.S. Treasury bonds, bills and notes.

      OTHER POLICIES:

      Each Fund may purchase securities on a "when-issued basis," which means that settlement of the purchase takes place in the future. In addition, each Fund may purchase or sell securities on a "forward commitment" basis. The portfolio manager may use a "forward commitment" strategy, which permits settlement in the future, to hedge against anticipated changes in interest rates and prices. Each Fund may invest a portion of its respective assets in illiquid securities -- up to 10% for the Intermediate Fund and up to 15% for the Government Fund.

      Each Fund is actively managed. Securities may be purchased and sold relatively quickly due to changes in economic or market conditions. Consequently, each Fund may be subject to a high rate of portfolio turnover. A high rate of portfolio turnover generally leads to higher transaction costs and higher short-term capital gains.

      Each Fund may invest in high quality commercial paper. Each Fund also may invest in deposit instruments such as certificates of deposit issued by domestic banks with at least $1 billion in assets and capital surplus of at least $100 million as of the bank's most recent fiscal year.

OPERATIONS OF THE INTERMEDIATE FUND AFTER THE REORGANIZATION

      As noted previously, the investment objectives and policies of each Fund are substantially similar. The Intermediate Fund does not intend to change any investment objective or policies as a result of the Reorganization. Heritage, the Funds' manager, believes that substantially all the assets held by the Government Fund will be consistent with the investment objective and policies of the Intermediate Fund and thus could be transferred to and held by the Intermediate Fund if the Reorganization is approved. If any of the assets owned by the Government Fund, however, are inconsistent with the investment objective and policies of the Intermediate Fund, those assets will be sold prior to the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in other assets that qualify for inclusion in the Intermediate Fund's portfolio. The need, if any, for the Government Fund to sell assets prior to the Reorganization may result in the Government Fund selling assets at a disadvantageous time and may result in the Government Fund realizing losses that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders before the Reorganization.

PORTFOLIO MANAGERS

      H. Peter Wallace is responsible for the day-to-day management of each Fund's investment portfolio. Mr. Wallace has served as portfolio manager of each Fund since its inception. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for Heritage since January 1993. Mr. Wallace is a Chartered Financial Analyst.

PERFORMANCE

      The following table compares the average annual total returns of each Fund and two market indices for periods ended December 31, 1998. The performance of the Intermediate Fund does not take into account any sales charges applicable to purchases of Intermediate Fund Shares.

AVERAGE ANNUAL TOTAL RETURNS:

--------------------------------------------------------------------------------
(FOR THE PERIODS ENDED     1 YEAR    5 YEARS  SINCE INCEPTION^ INCEPTION DATE
DECEMBER 31, 1998)         ------    -------  ---------------  --------------
--------------------------------------------------------------------------------

Government Fund (at
market value)              -0.20%     1.13%        1.43%        11/19/93

Government Fund (NAV)      8.20%      5.67%        5.69%        11/19/93

Intermediate Fund          6.97%      5.95%        7.02%         3/1/90
(Class A Shares)

Lehman Brothers
1 to 3 Year                6.97%      5.95%        7.02%
Government Index*

Lehman  Brothers
Intermediate             8.43%      6.60%        8.24%
Fund/Corporate Index**
--------------------------------------------------------------------------------

^ The first "Since Inception" figure is based on the period beginning 3/1/90, which is the closest month-end to the date of completion of the Government Fund's initial public offering. The second "Since Inception" figure is based on the period beginning 3/1/90, which is the closest month-end to Intermediate Fund's inception date.

* The Lehman Brothers 1 to 3 Year Government Index is an unmanaged index comprised of U.S. government and agency securities rated investment grade or higher with a maturity of one to three years and a minimum par value of $100 million for U.S. government issues. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

** The Lehman  Brothers  Intermediate  Fund/Corporate  Index is comprised of the
   Intermediate  Fund  Index,  which  includes  the  Intermediate  Treasury  and
   Intermediate Agency indices, and the Intermediate Corporate Index, which includes bonds issued by corporations and Yankee issues. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.


FEES AND EXPENSES

      The following tables compare shareholder fees and annual operating expenses for Intermediate Fund Shares for the fiscal year ended September 30, 1998 and estimated pro forma fees and expenses for Intermediate Fund Shares after the Reorganization.

                                                                 COMBINED FUND
                                           INTERMEDIATE FUND   (CLASS A SHARES)
                                           (CLASS A SHARES)        PRO FORMA

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

--------------------------------------------------------------------------------
Maximum   Sales   Charge   Imposed   on         3.75%*              3.75%*
Purchases (AS A % OF OFFERING PRICE)

Maximum  Deferred  Sales Charge (AS A %          None                None
OF   ORIGINAL    PURCHASE    PRICE   OR
REDEMPTION   PROCEEDS,   WHICHEVER   IS
LOWER)

Wire Redemption Fee (PER TRANSACTION)           $5.00                $5.00

--------------------------------------------------------------------------------
*    There  will  be  no  sales  charge   assessed  to  the  Government   Fund's
     shareholders as a result of the Reorganization.

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

--------------------------------------------------------------------------------
Management Fees*                                0.50%                0.50%

Distribution and Service (12b-1) Fees           0.32%                0.27%

Other Expenses*                                 1.18%                0.39%
                                                -----                -----

Total Annual Operating Expenses                 2.00%                1.16%
                                                =====                =====
Fee Waiver and/or Expense                       1.08%                0.29%
Reimbursement*

Net Expenses                                    0.92%                0.87%
                                                =====                =====
--------------------------------------------------------------------------------

* Heritage has agreed contractually to waive its investment advisory fees and, if necessary, reimburse the Intermediate Fund to the extent that Intermediate Fund Shares annual operating expenses exceed 0.95% for its 1999 fiscal year.


      The following tables show shareholder transaction expenses and annual fund expenses for shares of the Government Fund for the fiscal year ended October 31, 1998.


                                                    GOVERNMENT FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES:

Sales Load (as a % of offering price)                    6.00%*
Dividend Reinvestment Plan Fees                           None
--------------------------------------------------------------------------------

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES):

--------------------------------------------------------------------------------
Investment Advisory Fees**                               0.38%

Interest Payments on Borrowed Funds                      0.07%

Administration Fee                                       0.15%

Other Expenses                                           0.47%
                                                         -----
Total Annual Expenses**                                  1.07%
                                                         =====
--------------------------------------------------------------------------------

* This sales load was applicable at the time of the initial public offering of shares.

** Heritage voluntarily has undertaken to reduce investment advisory and/or administration fees and, if necessary reimburse the Government Fund to the extent that annual expenses, excluding interest payments on borrowed funds and taxes, exceed 1.00% for the Government Fund's 1999 fiscal year. But for this expense waiver and/or reimbursement, the investment advisory fee and total annual expenses would have been 0.56% and 1.18%, respectively.


EXPENSE EXAMPLE

      The Example is intended to help you compare the cost of investing in Intermediate Fund Shares, both before and after the Reorganization, with the cost of investing in shares of the Government Fund. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same in the first year. To the extent fees are waived, the expenses will be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------

                                      1 YEAR   3 YEARS  5 YEARS 10 YEARS
                                      ------   -------  ------- --------

-------------------------------------------------------------------------
Intermediate Fund
(Class A shares)..................    $465     $878     $1,316  $2,531

Combined Fund
(Class A shares) Pro Forma........    $460     $702     $962    $1,706

Government Fund...................    $703     $920     $1,155  $1,827
-------------------------------------------------------------------------

PURCHASE PROCEDURES

      Intermediate Fund Shares may be purchased by mail, bank wire or through a financial advisor for regular accounts, systematic investment programs and retirement accounts. Intermediate Fund Shares are sold at their "offering price" -- a price equal to their net asset value ("NAV"), plus a maximum sales charge of 3.75% imposed at the time of purchase. However, no sales charges will be imposed in connection with the receipt of Intermediate Fund Shares by shareholders of the Government Fund due to the Reorganization. The minimum initial investment in the Intermediate Fund is $1,000; each additional investment must be $50 or more. These minimums may be waived or reduced for investments by employees of Heritage or its affiliates, certain retirement plans and participants in the systematic investment program. Normally, you must maintain a minimum account balance. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), the Intermediate Fund reserves the right to request that you buy more shares or close your account. However, the minimum account balance restriction will be waived for Intermediate Fund Shares distributed to the Government Fund's shareholders as a result of the Reorganization.

      Intermediate Fund Shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.25% of their average daily net assets. These fees permit the Intermediate Fund to pay distribution and services fees for the sale of its shares and for services provided to shareholders. For a more complete discussion of the purchase procedures for Intermediate Fund Shares, see "Your Investment" in the Intermediate Fund's prospectus.

      Shares of the Government Fund were issued initially in a public offering on November 19, 1993. Unlike Intermediate Fund Shares, shares of the Government Fund currently are listed and publicly traded on the NYSE under the symbol "HGA." These shares may be purchased through your broker, financial advisor or other investment professional, all of whom may charge a commission. The
Government Fund's shareholders also may accumulate additional shares through a dividend reinvestment plan, as discussed below. While a commission may be charged in connection with the purchase of the Government Fund's shares, the Government Fund currently does not impose a front-end sales charge on purchases of shares and shares are not subject Rule 12b-1 fees. However, upon completion of the Reorganization, Intermediate Fund Shares distributed to shareholders will be subject to Rule 12b-1 fees. No sales charges will be imposed in connection with this distribution. Upon completion of the Reorganization, shares of the Government Fund will not be available for purchase.

EXCHANGE AND REDEMPTION PROCEDURES

      Shareholders who have owned Intermediate Fund Shares for at least 30 days may exchange those shares for shares of the same class of any other Heritage mutual fund if the shareholder satisfies minimum investment requirements of that fund. However, you may exchange Intermediate Fund Shares received in connection with the Reorganization immediately. Exchanges, in most cases, may be completed without paying any additional sales charges. Intermediate Fund Shares may be sold by telephone, mail or through a financial advisor. Intermediate Fund Shares will be redeemed at NAV per share next determined after a request in proper form is received at the Intermediate Fund. For additional information, see "How to Exchange Your Shares" and "How to Sell Your Investment" in the Intermediate Fund's prospectus.

     The Government Fund's shareholders do not have any exchange privileges with any other Heritage mutual fund. However, upon completion of the Reorganization, shareholders receiving Intermediate Fund Shares may exchange those shares for any other Heritage mutual fund. Shares of the Government Fund may be sold on the NYSE at current market value through a broker, financial advisor or other investment professional, each of whom may charge a commission for their services.

FEDERAL INCOME TAX CONSEQUENCES

      The Income Trust and the Government Fund will receive an opinion from their legal counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(D) of the Internal Revenue Code 1986, as amended ("Code"). Accordingly, neither Fund will recognize any gain or loss as a result of the Reorganization. See "Information About the Reorganization Federal Income Tax Considerations" below. If the Government Fund sells securities before the Reorganization, it may recognize net gains or losses. Any net recognized gains would increase the amount of any distribution it makes to its shareholders before the Reorganization.

                            COMPARISON OF PRINCIPAL RISK FACTORS

GENERALLY

     An investment in each Fund is subject to substantially the same risks arising out of investing in U.S. Treasury securities and mortgage-related securities issued by U.S. government agencies. However, the Government Fund's investment portfolio is subject to additional risks arising out of its focus on engaging in reverse repurchase agreements, mortgage dollar rolls and delayed delivery transactions. Because each Fund primarily invests in debt or mortgage-related securities, the market value of those securities may fluctuate with changes in interest rates. When interest rates rise, the market value of debt securities held by either Fund will decrease. The market value of mortgage-related securities are subject to additional risks, including prepayment and extension risk as discussed below. If any of these circumstances occur, each Fund's NAV, and the Government Fund's market value may decline. Each Fund is subject to the risk that its returns will fluctuate. Investors could lose money by investing in either Fund.

PRINCIPAL DIFFERENCES

     The Government Fund may invest in individual mortgages, asset-backed securities and private placements. The use of these securities by the Government Fund may increase its overall portfolio risk as compared to the Intermediate Fund. In addition, the Government Fund may borrow a significantly larger percentage than the Intermediate Fund, which as discussed below may result in more risk.

     o Mortgages, in addition to the risks associated with mortgage-backed securities generally, involve additional risks. Typically, mortgages are not insured or guaranteed by the U.S. government or any of its agencies. This may present greater credit risk and sensitivity to changes in market conditions or interest rates. Further, the purchase and sale of mortgages may involve costs not associated with mortgage-backed securities. Certain mortgages may lack liquidity making the sale of such mortgages difficult. In the event of a foreclosure, there is no assurance the Government Fund would receive sufficient proceeds to cover its investment in the mortgage.

     o Asset backed securities exhibit many of the risks of mortgages and mortgage-backed securities. The underlying collateral is not insured or guaranteed by the U.S. government or any of its agencies or otherwise is unsecured.

     o Private placements are securities that are not registered under the Securities Act of 1933. These securities only may be sold to a limited number of purchasers, which may restrict the Government Fund's ability to readily sell the security. As a result of these potential delays, the Government Fund may receive an unfavorable price at the time of sale.

COMMON RISKS

      DEBT SECURITIES. The value of debt securities may be affected by the issuer's credit quality and interest rate conditions. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Interest rate risk refers to the effect on the market value of a debt security from interest rate changes. A change in interest rates usually has an opposite effect on the market value. Further, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

      MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. government, government agencies, such as the Government National Mortgage Association, or by private entities. These securities represent "pools" of related mortgages having similar characteristics and may have fixed or adjustable interest rates. In addition to the risks of debt securities as discussed above, mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk may affect the market value of mortgage-backed securities during periods of unanticipated or rapid changes in market conditions or interest rates. For example, if interest rates dropped, prepayments may increase causing the Government Fund to invest at lower rates. Further, the volatility of mortgage-backed securities may increase during such changes in market conditions or interest rates. Conversely, if interest rates rise, prepayments may slow (extension risk), which may reduce the market value of mortgage-backed securities.

      BORROWING. The use of borrowing (or leverage) exposes a Fund to the potential for greater loss. Further, borrowing may exaggerate changes in a Fund's NAV. The greater the ability of a Fund to borrow, then the greater the potential for changes in NAV and losses.

      FUTURES CONTRACTS AND OPTIONS. The use of futures contracts and options present risks different from and in addition to investment in general. When used in hedging strategies, incorrect forecasts by the portfolio manager may place a Fund in a worse position than if no hedging occurred. Further, hedging may reduce the opportunity for gain. Additional risks of futures contracts and options include possible lack of a liquid market for closing out positions and the need for additional or unique portfolio management skills and techniques.

      ILLIQUID SECURITIES. Each Fund may invest in securities deemed illiquid due to the absence of a readily available market or other legal or contractual restrictions on resale. These securities often trade at a discount relative to comparable liquid investments. Further, the portfolio manger may be required to sell these securities at prices unfavorable to a Fund. Transactions in illiquid securities may involve more time and result in higher expenses for each Fund.

      STRIPPED SECURITIES AND INVERSE FLOATERS. Each Fund may invest in stripped mortgage-backed securities and inverse floaters. the Intermediate Fund also may invest in stripped U.S. government securities. Stripped securities are securities where the interest portion and principal portion of a debt security are traded separately. Stripped securities are especially sensitive to changes in interest rates and thus may involve considerably more fluctuation than other debt or mortgage-backed securities. Inverse floaters are securities where the interest rate varies inversely with rates on similar securities or an index. The market value of inverse floaters varies inversely with changes in interest rates and may exhibit greater volatility. The Board of Trustees of Income Trust has prohibited the use of these types of securities in the Intermediate Fund's portfolio.

      PORTFOLIO TURNOVER. Securities may be purchased and sold relatively quickly due to changes in economic or market conditions. Consequently, each fund may be subject to a high rate of portfolio turnover. A high rate of portfolio turnover generally leads to higher transaction costs and higher short-term capital gains.

      YEAR 2000. Each Fund could be affected adversely if the computer systems used by Heritage, each Fund's other service providers or companies in which each Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Heritage has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by them and each Fund's service providers to address the Year 2000 issue. However, due to each Fund's reliance on various service providers to perform essential functions, either Fund could have difficulty calculating its NAV, processing orders for share sales and delivering account statements and other information to shareholders. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

                            INFORMATION ABOUT THE REORGANIZATION

SUMMARY OF THE REORGANIZATION PLAN

      The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan, which may be found in its entirety at Appendix A. The following summary provides a description of the significant provisions of the Reorganization Plan. However, this summary is qualified in its entirety by reference to the Reorganization Plan.

      The Reorganization Plan contemplates (a) the Intermediate Fund acquiring on the Closing Date all the assets of the Government Fund in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of all the Government Fund's liabilities and (b) the distribution of those Intermediate Fund Shares to the Government Fund's shareholders. The Government Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books, and other property owned by it as of the close of business on the Closing Date ("Valuation Time") (collectively, the "Assets"). The Intermediate Fund will assume from the Government Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not referred to in the Reorganization Plan (collectively, the "Liabilities"); provided, however, that the Government Fund will use its best efforts to discharge all of its known Liabilities prior to the Valuation Time. the Intermediate Fund will deliver its Intermediate Fund Shares to the Government Fund, which then will distribute them to its shareholders.

      The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by the Intermediate Fund and the NAV of a Intermediate Fund Share will be determined as of the Valuation Time. Where market quotations are readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless a Fund's Board of Trustees determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of each Fund's Board of Trustees.

      On, or as soon as practicable after, the Closing Date, the Government Fund will distribute to its shareholders of record Intermediate Fund Shares it receives so that each shareholder of the Government Fund will receive a number of full and fractional Intermediate Fund Shares equal in aggregate value to the shareholder's shares in the Government Fund. That distribution will be accomplished by opening accounts on the books of the Intermediate Fund in the names of the Government Fund's shareholders and crediting those accounts with Intermediate Fund Shares equal in aggregate value to the shareholder's shares in the Government Fund. Fractional Intermediate Fund Shares will be rounded to the third decimal place.

      Because Intermediate Fund Shares will be issued at NAV in exchange for the Government Fund's Assets, the aggregate value of those shares issued to the Government Fund's shareholders will equal the aggregate value of the Government Fund's shares. The NAV per Intermediate Fund Share will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

REASONS FOR THE REORGANIZATION

      The Board, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Government Fund, that the terms of the Reorganization are fair and reasonable and that the interests of the Government Fund's shareholders will not be diluted as a result of the Reorganization.

      At a Board meeting on May 17, 1999, Heritage proposed that the Board approve the Reorganization. Heritage informed the Board that the investment portfolios of the Government Fund and the Intermediate Fund were compatible and that the Reorganization, if approved, offers a number of benefits to the Government Fund's shareholders. The Board received from Heritage written materials that described the structure and the anticipated benefits, costs and tax consequences of the Reorganization. The Board also reviewed other information, including a comparison between each Fund's performance records, fees, current and PRO FORMA expenses, investment objectives, policies and risks. The Board then made inquiry into a number of factors with respect to the Reorganization, including: (1) the future prospects for growth and performance of the Government Fund, whether or not it is reorganized; (2) the compatibility of each Fund's investment objectives, policies and shareholder services; (3) the current expense ratio of the Government Fund and the likely effect of the Reorganization on the Government Fund's expense ratio; (4) the alternatives to the Reorganization; (5) the costs to be incurred by each Fund as a result of the Reorganization; (6) the potential benefits to the Government Fund's affiliates, including Heritage; (7) the tax consequences of the Reorganization; and (8) whether any cost savings can be achieved by combining the Government Fund and the Intermediate Fund.

      In considering whether to continue to operate the Government Fund as a closed-end fund, the Board compared the benefits of operating as an open-end fund to those of operating as a closed-end fund. The Board was advised that the closed-end fund structure offered benefits in terms of portfolio management, such as the greater flexibility to borrow against fund assets and to manage the portfolio without concern to inflows and outflows of fund assets. However, the Board also was advised that continuing to operate the Government Fund as a closed-end fund would not address the discount to NAV at which its shares have historically traded.

      As compared to the available alternatives, the Board determined that reorganizing the Government Fund to an open-end fund format by combining the Funds was the most advantageous to the Government Fund and its shareholders. The Board considered that the Reorganization would immediately eliminate the discount and would provide the Government Fund's shareholders with the benefits of the open-end fund form of organization, such as the option of redeeming their shares at NAV on any business day and the ability to exchange their shares for shares of other Heritage mutual funds. Finally, combining the Funds provides them with the potential to realize economies of scale.

      The Board considered the similarity of the two Funds. The Board was advised that the investment objectives and policies of the Funds are substantially similar. In addition, the Government Fund and the Intermediate Fund share the same portfolio manager. The Board also considered the historic performance of the Government Fund in relation to the performance of the Intermediate Fund. Heritage advised the Board that, while past performance provides no guarantee of future results, the Intermediate Fund had experienced comparable investment performance to the Government Fund.

      The Board also considered the impact the Reorganization would have on expenses. As a closed-end fund, the Government Fund currently pays no Rule 12b-1 distribution or service fees. Intermediate Fund Shares that the Government Fund shareholders would receive in the Reorganization are subject to an annual Rule 12b-1 fee of up to 0.25% of average net assets attributable to them. Open-end funds such as the Intermediate Fund also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as the Intermediate Fund incur expenses associated with maintaining continuous federal securities registration.
Closed-end funds such as the Government Fund typically do not incur these expenses.

      In analyzing these expenses, the Board considered that, overall, the Reorganization will result in slightly lower total operating expenses for the Government Fund shareholders, net of expense waivers and/or reimbursements. For its fiscal year ended October 31, 1998, the Government Fund had total operating expenses, excluding interest payments on borrowed funds and taxes, of 1.00% of its average net assets, after waiver and/or reimbursement by Heritage. The Government Fund's total operating expenses, including interest payments on borrowed funds and taxes, was 1.07%. Had Heritage not agreed to waive its investment advisory fees and, if necessary, reimburse the Government Fund to the extent that annual operating expenses exceed 1.00%, the Government Fund's operating expenses would have been 1.18%. For its fiscal year ended September 30, 1998, Intermediate Fund Shares had total operating expenses of 0.92% of its average daily net assets, after waiver and/or reimbursement by Heritage. Had Heritage not agreed to waive fees and/or reimburse expenses, Intermediate Fund

Shares total operating expenses would have been 2.00%. Heritage has undertaken to continue a fee waiver and/or reimbursement for Intermediate Fund Shares for three years to the extent that annual operating expenses exceed 0.95%.
Accordingly, the Reorganization could result in a decrease in total annual operating expenses for the Government Fund shareholders. The Board also was advised that no initial sales charges would be imposed on Intermediate Fund Shares issued to the Government Fund shareholders in connection with the Reorganization.

      The Board also considered the principal terms of the Reorganization Plan and was advised that the Government Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to it and its shareholders.

      Finally, the Board was advised that Heritage would undertake to pay for the costs, including professional fees and the solicitation of proxies, in connection with the Reorganization.

      On the basis of the information provided to the Board and on its evaluation of that information, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of the Government Fund and is in the best interest of the Government Fund. Therefore, the Board recommended the approval of the Reorganization Plan by the shareholders of the Government Fund at the Meeting.

DESCRIPTION OF INTERMEDIATE FUND SHARES

      Income Trust is registered with the SEC as an open-end management investment company. Pursuant to its Declaration of Trust, Income Trust may issue an unlimited number of shares with no par value. The Board of Trustees of Income Trust has established the Intermediate Fund as a series and has authorized the public offering of Class A, Class B and Class C shares of that Fund. The
Reorganization involves only Intermediate Fund Shares, which are normally subject to an initial sales charge of 3.75%. However, this sales charge will be waived in connection with the Reorganization.

      Each share of the Intermediate Fund has equal earnings, assets and voting privileges and is entitled to any dividends and other distributions out of income earned on assets belonging to the Intermediate Fund as may be declared by the Board of Trustees of Income Trust. Each share in a class of that Fund represents an equal proportionate interest in the Intermediate Fund's assets with each share in that class. Shares of the Intermediate Fund entitle their holders to one vote per share and fractional votes for fractional shares held, except that each class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of the Intermediate Fund, when issued, are fully paid and nonassessable.

DIVIDENDS AND OTHER DISTRIBUTIONS

      The Intermediate Fund distributes to its shareholders dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received less expenses. The Intermediate Fund also distributes net capital gains to its shareholders normally once a year. These distributions automatically are reinvested in Intermediate Fund Shares at their NAV unless the shareholder opts to take distributions in cash, in the form of a check, or to direct them for purchase of shares in another Heritage mutual fund. The receipt of dividends and capital gain distributions are events for shareholders that are not tax-exempt.

      The Government Fund distributes to its shareholders dividends from its net investment income monthly. The Government Fund distributes any capital gains annually. Under the Government Fund's Dividend Reinvestment Plan ("Reinvestment Plan"), a shareholder's dividends and other distributions may be reinvested automatically in additional shares of the Government Fund or purchased in the open market. A shareholder pays no fees or charges for reinvestment of dividends and other distributions. However, a shareholder may opt out of the Reinvestment Plan and elect to receive his or her dividends in the form of a check. The receipt of dividends and capital gain distributions are events for the shareholder that are not tax-exempt.

      Each Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed ordinary income and capital gains. On or before the Closing Date, the Government Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSIDERATIONS

      The exchange of the Assets solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Code. The Government Fund and Income Trust will receive an opinion from their legal counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that:

      (1) the Intermediate Fund's acquisition of the Assets in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities, followed by the Government Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their shares of the Government Fund, will qualify as a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) the Government Fund will recognize no gain or loss on the transfer to the Intermediate Fund of the Assets in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Government Fund's shareholders in constructive exchange for their the Government Fund shares;

      (3) the Intermediate Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Intermediate Fund Shares and the Intermediate Fund's assumption of the Government Fund's Liabilities;

      (4) the Intermediate Fund's basis for the Assets will be the same as the Government Fund's basis therefor immediately before the Reorganization, and the Intermediate Fund's holding period for the Assets will include the Government Fund's holding period therefor;

      (5) A Government Fund shareholder will recognize no gain or loss on the constructive exchange of all its shares of the Government Fund solely for Intermediate Fund Shares pursuant to the Reorganization; and

      (6) A Government Fund shareholder's aggregate basis for the Intermediate Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its shares of the Government Fund to be constructively surrendered in exchange for those Intermediate Fund Shares, and its holding period for those Intermediate Fund Shares will include its holding period for those shares of the Government Fund, provided they are held as capital assets by the shareholder on the Closing Date.

      The opinion may state that no opinion is expressed as to the effect of the Reorganization on each Fund or any shareholder of the Government Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Utilization  by  the  Intermediate   Fund  after  the   Reorganization  of
pre-Reorganization capital losses realized by the Government Fund would be subject to limitation in future years under the Code.

      Shareholders of the Government Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

RIGHTS OF SHAREHOLDERS

      There are no material differences between the rights of shareholders of the Funds, except that shareholders of the Government Fund have a right to hold annual meetings for the election of Trustees and for other proper business.

CAPITALIZATION

      The following table shows the capitalization of each Fund as of May 31, 1999 and on a PRO FORMA combined basis (unaudited) as of that date, giving effect to the Reorganization.


------------------------------------------------------------------------------------------------
                                                                            COMBINED FUND
                          GOVERNMENT FUND         INTERMEDIATE FUND     (CLASS A) PRO FORMA

------------------------------------------------------------------------------------------------
Net Assets                  $ 36,356,896              $ 11,715,033            $ 48,071,929
Shares Outstanding             3,115,471                 1,272,101               5,219,988
NAV Per Share                      11.67                      9.21                    9.21
------------------------------------------------------------------------------------------------


              FINANCIAL HIGHLIGHTS OF INTERMEDIATE FUND

      The following table is intended to help you understand the performance of Intermediate Fund Shares for the periods indicated. Certain information reflects financial results for a single Intermediate Fund Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Intermediate Fund Shares (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Intermediate Fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                       INTERMEDIATE FUND SHARES (CLASS A)
                                            For the Six Month
                                               Period Ended        FOR THE YEARS ENDED SEPTEMBER 30
                                            March 31, 1999*
                                               (unaudited)         1998*  1997*   1996*  1995   1994*
                                            -----------------      -----  -----   -----  ----   -----

Net asset value, beginning of the year            $9.70            $9.20  $9.08   $9.29  $9.10  $9.44
                                                  -----            -----  -----   -----  -----  -----
Income from Investment Operations:
  Net investment income (a).......                 0.20             0.48   0.51    0.50   0.62   0.43
  Net realized and unrealized gain               (0.33)             0.51   0.13   (0.21)  0.12  (0.40)
   (loss) on investments                         ------             ----   ----   -----   ----   -----
  Total from Investment Operations               (0.13)             0.99   0.64    0.29   0.74   0.03
                                                 ------             ----   -----   -----  -----  -----
Less Distributions:
  Dividends from net investment income           (0.21)            (0.49) (0.52)  (0.50) (0.55) (0.37)
                                                 -----             -----  -----   -----  -----  -----

  Total Distributions.............               (0.21)            (0.49) (0.52)  (0.50) (0.55) (0.37)
                                                 -----             -----  -----   -----  -----  -----

Net asset value, end of year......                $9.36            $9.70  $9.20   $9.08  $9.29  $9.10
                                                  =====            =====  =====   =====  =====  =====
Total Return (%)(b)...............               (1.32)(c)         11.18   7.28    3.24   8.47   0.36
Ratios (%)/Supplemental Data:
  Operating expenses net, to average              0.92(d)           0.92   0.93    0.94   0.95   0.95
   daily net assets (a)...........
  Net investment income to average daily          4.30 (d)          5.18   5.65    5.42   5.50   4.60
   net assets.....................
  Portfolio turnover rate.........                 100 (c)           188     69     135    162    214
  Net assets, end of year ($ millions)              12                13     14      18     24     41


--------------------------------------------------------------------------------

* Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.



                                      -19-

(a) Excludes management fees waived and expenses reimbursed by Heritage in the amount of $0.04, $0.10, $0.07, $0.06, $0.06 and $0.03 per Class A
     share, respectively. The operating expense ratios including such items would have been 1.84% (annualized), 2.00%, 1.67%, 1.61%, 1.47% and 1.18%
     per Class A share, respectively.

(b)  Does not reflect the imposition of a sales charge.

(c)  Not annualized.

(d)  Annualized.

                                SHARE PRICE DATA

      The Government Fund's shares are traded on the NYSE and have historically traded at a discount to its NAV as illustrated in the table below. The Board recently approved the Reorganization Plan setting forth the combination of the Government Fund into the Intermediate Fund.

      The following table shows the NAV of the Government Fund, the sales price of the shares on the NYSE and the premium or discount to NAV that these figures represent for each quarter since November 1, 1996.

                                                              PREMIUM / DISCOUNT
                                NAV             SHARE PRICE             (%)

                          HIGH       LOW      HIGH       LOW      HIGH     LOW
1999:
    Feb. 1 to April 30    12.11     11.87    10.313    10.188    -15.36   -13.56
    Nov. 1, 1998 to       12.36     12.12    10.750    10.313    -15.24   -12.24
     Jan. 31

1998:
    Aug. 1 to Oct. 31     12.62     12.03    11.125    10.563    -15.09    -9.04
    May 1 to July 31      12.16     11.92    10.688    10.313    -13.99   -11.23
    Feb. 1 to April 30    12.11     11.92    11.625    10.625    -11.24    -3.29
    Nov. 1, 1997 to       12.23     12.03    11.500    11.125     -7.91    -4.88
     Jan. 31

1997:
    Aug. 1 to Oct. 1      12.06     11.80    11.188    11.000     -9.68    -5.19
    May 1 to July 31      12.09     11.68    12.125    10.875     -7.05    +1.55
    Feb. 1 to April 30    12.01     11.54    11.625    11.125     -6.33    -0.56
    Nov. 1, 1996 to       12.27     11.89    11.750    11.000     -8.03    -3.92
     Jan. 31



                       INVESTMENT ADVISER AND DISTRIBUTOR

      Heritage Asset Management, Inc., organized as a Florida corporation in 1985, is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Heritage serves as the investment adviser and administrator of both Funds. Under separate Investment Advisory and Administration Agreements for Income Trust, on behalf of the Intermediate Fund, and the Government Fund, respectively, Heritage is responsible for reviewing and establishing investment policies and administering noninvestment affairs. In addition to each Fund, Heritage manages, supervises and conducts the business and administrative affairs of other Heritage mutual funds with net assets totaling approximately $4.5 billion as of May 31, 1999.

      All of the capital stock of Heritage is owned by Raymond James Financial, Inc. ("RJF"). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      Intermediate Fund Shares are offered continuously through its principal underwriter, Raymond James & Associates, Inc. ("RJA"), and through other participating dealers or banks that have agreements with RJA.

                                  LEGAL MATTERS

      Certain legal matters concerning the Government Fund and Income Trust and their participation in the Reorganization, the issuance of Intermediate Fund Shares in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, D.C. 20036-1800, counsel to the Government Fund and Income Trust.

                                     EXPERTS

      The audited financial statements of the Government Fund, for the fiscal year ended October 31, 1998, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Government Fund's Annual Report to Shareholders for the year ended October 31, 1998. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                     INFORMATION FILED WITH THE SEC AND NYSE

      This  Proxy  Statement  and  the  related  SAI  do  not  contain  all  the information set forth in the registration statement and the exhibits relating thereto and annual reports which the Government Fund has filed with the SEC pursuant to the Securities Act of 1933 and the 1940 Act, to which reference is hereby made. The SEC file number for the Government Fund's Annual Report to
Shareholders for the period ending October 31, 1998 is Registration No. 33-67960. Such Annual Report to Shareholders is incorporated herein by reference. The SEC file number for Income Trust's registration statement containing the Intermediate Fund's prospectus and statement of additional information is Registration No. 33-30361. Such prospectus and statement of additional information are incorporated herein be reference.

      The Government Fund and Income Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Government Fund and Income Trust (including the Registration Statement of Income Trust relating to the Intermediate Fund and the Government Fund on Form N-14 of which this Proxy Statement is a part and which is hereby incorporated reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, and at the following regional offices of the SEC: 1401 Brickell Avenue, Suite 200, Miami, Florida 33131. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding each Fund and the Income Trust.

      The Government Fund's shares are listed and publicly traded on the NYSE. Reports and other information relating to the Government Fund may be inspected at the NYSE, 20 Broad Street, New York, NY 10005.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

      For more information with respect to the Intermediate Fund concerning the following topics, please refer to the Intermediate Fund's Prospectus, dated February 1, 1999 and attached as Appendix B to this Proxy Statement, as indicated: (i) see "Intermediate Government Fund" for further information on its objective, policies and risks; (ii) see discussion in "Intermediate Government Fund" and "Management of the Funds" for further information regarding management of the Intermediate Fund; (iii) see "Distribution of Fund Shares" and "Your Investment" regarding the shares of the Intermediate Fund; and (iv) see "How to Invest", "How to Sell Your Investment", "How to Exchange Your Shares" and "Account and Transaction Policies" regarding the purchase, redemption and exchange of shares.

      For more information with respect to the Government Fund concerning the following topics, please refer to the Government Fund's Annual Report to Shareholders for the period ended October 31, 1998, as indicated: (i) see "Note 1" and "Note 6" to the financial statements for further information on the Government Fund's investment objectives, policies and risks; (ii) see "Note 2" to the financial statements for further information on the Government Fund's manager; and (iii) see "Dividend Reinvestment Plan" for further information regarding the reinvestment of dividends paid by the Government Fund.

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _____ __, 1999, between Heritage Income Trust, a Massachusetts business trust ("Trust"), on behalf of Intermediate Government Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Heritage U.S. Government Income Fund, also a Massachusetts business trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust.

      The  Investment  Companies  wish to effect a  reorganization  described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under the Code). The foregoing transactions are referred to herein collectively as the "Reorganization."

      Acquiring Fund is an open-end management investment company. Its shares are divided into three classes, designated Class A, Class B, and Class C shares; only Acquiring Fund's Class A shares ("Acquiring Fund Shares") are involved in the Reorganization. Target is a closed-end management investment company that has only a single class of shares, which can be purchased and sold on the New York Stock Exchange ("NYSE").

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION

      1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

          (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

          (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the NYSE on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its shareholders, less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI").

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Heritage Asset Management, Inc. ("Heritage").

3.    CLOSING AND EFFECTIVE TIME

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on October 15, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Target shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

      4.1. Target represents and warrants as follows:

          4.1.1. Target is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.1.2. Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

          4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of its Declaration of Trust or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

          4.1.5. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.6. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.9. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for
     (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

          4.1.11. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to October 31, 1998, or otherwise previously disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Target operations;

          4.1.12. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.13. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.14. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.15. Target will be terminated as soon as reasonably practicable after the Effective Time, but in all events within six months thereafter;

          4.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1997, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.1.17. Target's financial statements for the year ended October 31, 1998, to be delivered to Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

      4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. Trust is a Business Trust that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. Acquiring Fund is a duly established and designated series of Trust;

          4.2.4.  No  consideration   other  than  Acquiring  Fund  Shares  (and
     Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of Trust's Declaration of Trust or By-laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

          4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Target's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

          4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

          4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target;

          4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended September 30, 1997, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.2.19. Trust's financial statements for the year ended September 30, 1998, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

      4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8. Immediately after the Reorganization, the Shareholders will own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

          4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187) ("Reorganization Expenses").

5.    COVENANTS

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4. Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

      5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with its Declaration of Trust and applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Trust's Declaration of Trust or By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

          6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.4.6. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.5. Trust shall have received an opinion of Counsel substantially to the effect that:

          6.5.1. Target is a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Declaration of Trust or By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to Counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5.   A  Shareholder   will  recognize  no  gain  or  loss  on  the
     constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.    BROKERAGE FEES AND EXPENSES

      7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      7.2. Except as otherwise provided herein, the total Reorganization Expenses will be borne entirely by Heritage.

8.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

      9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 1999; or

      9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10.   AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS

      11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3. The parties acknowledge that each Investment Company is a Business Trust. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such other Fund's shareholders or trustees; and neither those shareholders nor those trustees, nor any of their agents, whether past, present, or future, nor any other series (in the case of Trust), shall be personally liable therefor.

      11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


                                    HERITAGE U.S. GOVERNMENT INCOME FUND



                                    By:_____________________
                                          President



                                    HERITAGE INCOME TRUST,
                                       on behalf of its series,
                                       Intermediate Government Fund



                                    By:_____________________
                                          President

                                   APPENDIX B

                                                             HERITAGE
                                                               INCOME
                                                                TRUST




        (Assorted black and white photos of people working and playing.)


         From Our Family to Yours: The Intelligent Creation of Wealth.



                                                          High Yield Bond Fund
                                                  Intermediate Government Fund



                                   Prospectus

                                February 1, 1999

           These securities have not been approved or disapproved by
         the Securities and Exchange Commission nor has the Commission
            passed upon the accuracy or adequacy of this prospectus.
           Any representation to the contrary is a criminal offense.


                          (HERITAGE INCOME TRUST LOGO)

                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HERITAGE INCOME TRUST
  High Yield Bond Fund......................................    1
  Intermediate Government Fund..............................    4

MANAGEMENT OF THE FUNDS
  Who Manages Your Fund.....................................    7
  Distribution of Fund Shares...............................    7
  Year 2000.................................................    8

YOUR INVESTMENT
  Before You Invest.........................................    8
  Choosing a Class of Shares................................    8
  Sales Charge Reductions and Waivers.......................   10
  How to Invest.............................................   11
  How to Sell Your Investment...............................   13
  How to Exchange Your Shares...............................   14
  Account and Transaction Policies..........................   15
  Dividends, Capital Gains and Taxes........................   15

FINANCIAL HIGHLIGHTS
  High Yield Bond Fund......................................   17
  Intermediate Government Fund..............................   18

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE.  The High Yield Bond Fund seeks high current income.

     HOW THE HIGH YIELD BOND FUND PURSUES ITS OBJECTIVE. The High Yield Bond Fund seeks to achieve its objective by investing at least 65% of its total assets in lower- and medium-rated corporate bonds and other fixed income securities. These lower-rated securities are commonly known as "junk bonds" or "high yield securities." High yield securities offer the potential for greater income than securities with higher ratings. Most of the securities in which the fund invests are rated Ba1 or lower by Moody's Investors Service, Inc. (Moody's) or BB+ or lower by Standard & Poor's Ratings Services (S&P). Certain of the securities purchased by the fund may be rated as low as C by Moody's or D by S&P. Although credit ratings are considered, the fund's portfolio manager selects high yield securities based primarily on its own investment analysis.

     The portfolio manager's analysis may include consideration of the company's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. In addition, the portfolio manager may consider factors such as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Normally, the portfolio manager seeks to maintain a weighted average portfolio maturity of between 7 to 15 years. However, the portfolio manager may vary substantially the fund's average maturity depending on economic and market conditions. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, long- and short-term debt instruments. When the fund engages in temporary defensive measures, it may not achieve its investment objective.

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE HIGH YIELD BOND FUND. Perhaps the biggest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in bonds whose values may decrease if interest rates rise, credit ratings of the issuer are reduced or the financial condition of the issuer worsens. If any of these circumstances occur, the fund's net asset value also may decrease.

     Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Therefore, your investment may experience greater volatility in price and yield. Additionally, due to the greater number of considerations involved in the selection of the fund's securities, the achievement of the fund's objective depends more on the skills of the portfolio manager than investing only in higher rated securities.

     WHO IS THE PORTFOLIO MANAGER. Peter J. Wilby, a Managing Director of Salomon Brothers Asset Management Inc, is responsible for the day-to-day management.

     HOW THE HIGH YIELD BOND FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1998. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the High Yield Bond Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it is not a guarantee of future results.

                                 (BAR CHART)

 1991      1992       1993       1994       1995       1996       1997       1998
 ----      ----       ----       ----       ----       ----       ----       ----
22.88%    10.44%      9.35%     -3.97%     14.52%     12.44%     11.66%      0.63%


     From its inception on March 1, 1990 through December 31, 1998, the Class A shares' highest quarterly return was 6.77% for the quarter ended March 31, 1991 and the lowest quarterly return was -5.57% for the quarter ended September 30, 1998. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

  AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 1998):[ ]

                                             CLASS C            SALOMON SMITH BARNEY       MERRILL LYNCH DOMESTIC
       PERIOD          CLASS A SHARES       SHARES < >       HIGH YIELD MARKET INDEX **       MASTER INDEX ***
       ------          --------------       ----------       --------------------------    ----------------------
  1 Year.............      -3.14%              0.13%                    3.61%                       8.87%
  5 Years............       5.98%               N/A                     9.06%                       7.33%
  Life of Fund.......       8.59%              8.54%                   12.65%                       9.21%

[ ] The High Yield Bond Fund's returns are after deduction of sales charges and expenses. No average return is shown above for Class B shares because they were not offered before February 2, 1998.
< > Class C shares were first offered on April 3, 1995.
 ** The Salomon Smith Barney High Yield Market Index captures the performance of below investment-grade corporate bonds issued to the United States. This Index excludes defaulted debt securities. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.
*** The Merrill Lynch Domestic Master Index is an indicator of the performance of the investment grade U.S. Domestic bond market. The index currently captures close to $5 trillion of the outstanding debt of the U.S. Treasury Note and Bond, U.S. Agency, Mortgage Pass-through and U.S. Investment Grade Corporate Bond markets. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

     WHAT ARE THE COSTS OF INVESTING IN THE HIGH YIELD BOND FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 1998.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   --------
  Maximum Sales Charge Imposed on Purchases (as a % of
     offering price)........................................    3.75%     None      None
  Maximum Deferred Sales Charge (as a % of original purchase
     price or redemption proceeds, whichever is lower)......    None       5%*      1%**
  Wire Redemption Fee (per transaction).....................   $5.00     $5.00     $5.00

 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.

  ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

                                                                CLASS A    CLASS B    CLASS C
                                                                -------    -------    -------
  Management Fees*..........................................    0.60%      0.60%      0.60%
  Distribution and Service (12b-1) Fees.....................    0.29%      0.80%      0.80%
  Other Expenses............................................    0.41%      0.41%      0.41%
                                                                -----      -----      -----
  Total Annual Fund Operating Expenses......................    1.30%      1.81%      1.81%
  Fee Waiver and/or Expense Reimbursement*..................    0.11%      0.11%      0.11%
                                                                -----      -----      -----
  Net Expenses..............................................    1.19%      1.70%      1.70%
                                                                =====      =====      =====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.19% and Class B and Class C annual operating expenses exceed 1.70% of the fund's average daily net assets for the fund's 1999 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two years if overall expenses fall below these percentage limitations.

     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the High Yield Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  SHARE CLASS                                                 YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $492     $772    $1,061   $1,884
  B shares
     Assuming redemption at end of period...................   $673     $870    $1,180   $1,926
     Assuming no redemption.................................   $173     $570    $  980   $1,926
  C shares..................................................   $173     $570    $  980   $2,127

INTERMEDIATE GOVERNMENT FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     INVESTMENT OBJECTIVE. The Intermediate Government Fund seeks high current income consistent with the preservation of capital.

     HOW THE INTERMEDIATE GOVERNMENT FUND PURSUES ITS OBJECTIVE. The Intermediate Government Fund seeks to achieve its objective by investing primarily in debt securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, and related repurchase agreements and forward commitments. These securities include U.S. Treasuries (including repurchase agreements and when-issued and forward commitment securities involving such obligations), mortgage-backed securities, real estate mortgage investment conduits (REMICs) and stripped securities among others. The fund invests at least 80% of its assets in these debt securities. The fund's portfolio manager selects these securities by considering factors such as maturity, interest rate conditions and liquidity. The portfolio manger typically will maintain a weighted average portfolio maturity of between 3 to 10 years under normal market conditions and attempts to manage volatility as consistent with the fund's investment objective.

     WHAT ARE THE MAIN RISKS OF INVESTING IN THE INTERMEDIATE GOVERNMENT INCOME FUND. Perhaps the biggest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in debt securities whose values may fluctuate with changes in interest rates. When interest rates rise, the market value of the fund's debt securities will decrease. If any of these circumstances occur, the fund's net asset value also may decrease.

     This fund invests in securities such as mortgage-backed and stripped securities that involve risks that are not normally present in other debt obligations. Mortgage-backed securities are subject to prepayment risk and extension risk. Prepayment risk is the possibility that falling interest rates may cause prepayment to occur at a faster than expected rate and may result in increased volatility of certain mortgage-backed securities during periods of unanticipated or rapid changes in market conditions or interest rates. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate and may reduce the market value of mortgage-backed securities if interest rates rise suddenly. Also, the market for private mortgage-backed securities is smaller and less liquid than the market for U.S. Government related securities. Stripped securities may be especially sensitive to interest rates as compared to traditional debt obligations and, thus, may involve more fluctuation in market value.

     WHO IS THE PORTFOLIO MANAGER. H. Peter Wallace, a Senior Vice President and Director of Fixed Income Investments for Heritage Asset Management, Inc., is responsible for the day-to-day management of the fund's investment portfolio.

     HOW THE INTERMEDIATE GOVERNMENT FUND HAS PERFORMED. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1998. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Intermediate Government Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.

    (BAR CHART OF INTERMEDIATE GOVERNMENT FUND'S CLASS A SHARE PERFORMANCE)

1990      1991       1992       1993       1994       1995       1996       1997       1998
----      ----       ----       ----       ----       ----       ----       ----       ----
7.62%    10.36%      3.38%      1.77%     -.125%     11.43%      2.67%      7.47%      8.19%

     From its inception on March 1, 1990 through December 31, 1998, the Class A shares' highest quarterly return was 5.64% for the quarter ended September 30, 1998 and the lowest quarterly return was -1.09% for the quarter ended March 31, 1992. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.
     AVERAGE ANNUAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 1998)*

                                                              LEHMAN BROTHERS 1 TO 3    LEHMAN BROTHERS INTERMEDIATE
        PERIOD          CLASS A SHARES   CLASS C SHARES <>    YEAR GOVERNMENT INDEX**   GOVERNMENT/CORPORATE INDEX***
        ------          --------------   ------------------   -----------------------   -----------------------------
     1 Year...........       6.97%             8.43%                  6.97%                        8.43%
     5 Years..........       5.95%             6.60%                  5.95%                        6.60%
     Life of Fund.....       7.02%             8.24%                  7.02%                        8.24%

  * The Intermediate Government Fund's returns are after deduction of sales charges and expenses. No average annual return is shown above for Class B shares because they were not offered before February 2, 1998.

< > Class C shares were first offered on April 3, 1995.
 ** The Lehman Brothers 1 to 3 Year Government Index is an unmanaged index comprised of U.S. Government and agency securities rated investment grade or higher with a maturity of one to three years and a minimum par value of $100 million for U.S. Government issues. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.
*** The Lehman Brothers Intermediate Government/Corporate Index is comprised of the Intermediate Government Index, which includes the Intermediate Treasury and Intermediate Agency indices, and the Intermediate Corporate Index, which includes bonds issued by corporations and Yankee issues. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges.

     WHAT ARE THE COSTS OF INVESTING IN THE INTERMEDIATE GOVERNMENT FUND. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Intermediate Government Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 1998.
     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                            CLASS A      CLASS B    CLASS C
                                                            -------      -------    -------
  Maximum Sales Charge Imposed on Purchases
    (as a % of offering price)......................        3.75%         None       None
  Maximum Deferred Sales Charge (as a % of
    original purchase price or redemption proceeds,
    whichever is lower).............................         None         5%*        1%**
  Wire Redemption Fee (per transaction).............        $5.00         $5.00      $5.00

 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
** Declining to 0% at the first year.
     ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS):

                                                                 CLASS A      CLASS B    CLASS C
                                                                 -------      -------    -------
    Management Fees*.....................................         0.50%        0.50%      0.50%
    Distribution and Service (12b-1) Fees................         0.32%        0.60%      0.60%
    Other Expenses.......................................         1.18%        1.18%      1.18%
                                                                  ----         ----       ----
    Total Annual Fund Operating Expenses.................         2.00%        2.28%      2.28%
    Fee Waiver and/or Expense Reimbursement*.............         1.08%        1.08%      1.08%
                                                                  ----         ----       ----
    Net Expenses.........................................         0.92%        1.20%      1.20%
                                                                  ====         ====       ====

* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 0.92% and Class B and Class C annual operating expenses exceed 1.20% of the fund's average daily net assets for the fund's 1999 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two years if overall expenses fall below these percentage limitations.

     EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Intermediate Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  SHARE CLASS                                                 YEAR 1   YEAR 3   YEAR 5   YEAR 10
  A shares..................................................   $465    $  979   $1,412   $2,615
  B shares
     Assuming redemption at end of period...................   $622    $1,012   $1,420   $2,501
     Assuming no redemption.................................   $122    $  712   $1,220   $2,501
  C shares..................................................   $122    $  712   $1,220   $2,615

                            MANAGEMENT OF THE FUNDS

WHO MANAGES YOUR FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MANAGER. Heritage Asset Management, Inc., 880 Carillion Parkway, St. Petersburg, Florida 33716, serves as the investment adviser and administrator for each fund. Heritage is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. Heritage manages, supervises and conducts the business and administrative affairs of the funds and the other Heritage mutual funds with net assets totaling approximately $3.9 billion as of December 31, 1998.

     The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and Heritage's contractual fee rates:

                                             FEES CHARGED*      CONTRACTUAL FEES
                                             -------------      ----------------
- High Yield Bond Fund                           0.49%                0.60%
- Intermediate Government Fund                   0.00%                0.50%

----------------------------------

         * After fee waiver.

     SUBADVISERS. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Heritage has selected Salomon Brothers Asset Management Inc, 7 World Trade Center, 38th floor, New York, New York 10048, to serve as the subadviser to manage the High Yield Bond Fund's portfolio. As of December 31, 1998, the Subadviser had approximately $29 billion of assets under management.

     PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of each fund:

          - HIGH YIELD BOND FUND -- Peter J. Wilby, assisted by a team of other investment professionals, is responsible for the day-to-day management. Mr. Wilby is a Managing Director of the Subadviser and has been affiliated with the Subadviser as a portfolio manager since 1989. Mr. Wilby is a Chartered Financial Analyst, Certified Public Accountant and a member of the New York Society of Securities Analysts.

          - INTERMEDIATE GOVERNMENT FUND -- H. Peter Wallace is responsible for the day-to-day management of the fund's investment portfolio. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for the Manager since January 1993. In August 1993, he became portfolio manager of the fund. Mr. Wallace is a Chartered Financial Analyst.

DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Raymond James & Associates, Inc. currently serves as distributor of the funds. Subject to regulatory approvals, the funds' Board of Trustees have approved a proposed distribution agreement with Heritage Fund Distributors, Inc.

YEAR 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The funds could be affected adversely if the computer systems used by Heritage, the funds' other service providers, or companies in which the funds invest do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Heritage has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by it and the funds' service providers to address the Year 2000 issue. However, due to the funds' reliance on various service providers to perform essential functions, a fund could have difficulty calculating its net asset value, processing orders for share sales and delivering account statements and other information to shareholders. There can be no assurance that these steps will be sufficient to avoid any adverse impact.

                                YOUR INVESTMENT

BEFORE YOU INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Before you invest in a fund, please

        - Read this prospectus carefully.
        - Then, decide which fund or funds best suits your needs and your goals.
        - Next, decide which class of shares is best for you.
        - Finally, decide how much you wish to invest and how you want to open an account.

CHOOSING A CLASS OF SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:

        - the amount you wish to invest,

        - the different sales charges that apply to each share class,

        - whether you qualify for any reduction or waiver of sales charges,

        - the length of time you plan to keep the investment, and

        - the class expenses.

     CLASS A SHARES. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 3.75% imposed at the time of purchase. Class A shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.35% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B and Class C shares.

     If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.

                                  CLASS A SALES CHARGES
                                  ---------------------
                              AS A % OF      AS A % OF YOUR       DEALER CONCESSION
  YOUR INVESTMENT           OFFERING PRICE     INVESTMENT     AS % OF OFFERING PRICE(1)
  ---------------           --------------     ----------     -------------------------
  Less than $25,000.......       3.75%            3.90%                 3.25%
  $25,000-$49,999.........       3.25%            3.36%                 2.75%
  $50,000-$99,999.........       2.75%            2.83%                 2.25%
  $100,000-$249,999.......       2.25%            2.30%                 1.75%
  $250,000-$499,999.......       1.75%            1.78%                 1.25%
  $500,000-$999,999.......       1.25%            1.27%                 1.00%
  $1,000,000 and over.....       0.00%            0.00%                 0.00%(2)

---------------
  (1) During certain periods, the fund's distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
  (2) For purchases of $1 million or more, Heritage may pay from its own resources up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. This amount will be paid to the distributor pro rata over an 18-month period.

     CLASS B SHARES. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a "contingent deferred" sales charge (CDSC) at the time of sale of up to 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bond Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. Class B shares are offered for sale only for purchases of less than $250,000.

     If you choose to invest in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.

                    CLASS B DEFERRED CHARGES
                    ------------------------
REDEMPTION DURING:                 CDSC ON SHARES BEING SOLD:
------------------                 --------------------------
1st year.......................                5%
2nd year.......................                4%
3rd year.......................                3%
4th year.......................                3%
5th year.......................                2%
6th year.......................                1%
After 6 years..................                0%

     CONVERSION OF CLASS B SHARES. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will be excluded from the 8-year period. At this time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. We do this to lower your investment costs.

     When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.

     CLASS C SHARES. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%. Class C shares are subject to ongoing Rule 12b-1 fees of up to 0.80% of the average daily net assets of the High Yield Bank Fund and 0.60% of the average daily net assets of the Intermediate Government Fund. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash Trust-Money Market Fund will not be counted toward the 1-year period.

     If you choose to invest in Class C shares, you will pay a sales charge if you sell your shares less than 1 year after purchase. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.

     UNDERSTANDING RULE 12B-1 FEES. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Class A shares purchased prior to April 3, 1995, each fund pays a Rule 12b-1 fee of up to 0.35% of its respective Class A average daily net assets.

SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.

     REDUCING YOUR CLASS A SALES CHARGE. We offer three programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of Heritage mutual funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application, contact your financial advisor or Heritage if you would like to take advantage of these programs.

          - RIGHTS OF ACCUMULATION -- Lets you combine purchases in related accounts for purposes of calculating sales charges. Under this program, a related account includes any other direct or beneficial accounts you own, your spouse's accounts, or accounts held by your minor children.

          - COMBINED PURCHASE PRIVILEGE -- Lets you add the value of your previous Class A investments for purposes of calculating the sales charge if the total amount you have invested is at least $25,000.

          - STATEMENT OF INTENTION -- Lets you purchase Class A shares of any Heritage mutual fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You must invest at least $25,000 to obtain the benefit of this privilege.

     HERITAGE TRANSFER PROGRAM. If you have sold shares of a mutual fund other than a Heritage mutual fund within the last 90 days, we may waive the Class A sales charge on your investment. You may qualify for this waiver if:

          - You purchase Class A shares of a Heritage mutual fund between February 1, 1999 and March 31, 1999,
          - You provide a copy of your account statement showing the sale of your other mutual fund shares, and
          - You or your financial advisor submit, at the time of your purchase, a request that your purchase be processed without a sales charge.

     WAIVER OF CLASS A SHARES SALES CHARGE. Class A shares may be sold at net asset value without any sales charge to: (1) Heritage and the subadviser; (2) current and retired officers and Trustees of a fund; (3) directors, officers and full-time employees of Heritage, any subadviser of a Heritage mutual fund, their distributor and their affiliates; (4) registered financial advisors and employees of broker-dealers that are parties to dealer agreements with the funds' distributor (or financial institutions that have arrangements with such broker-dealers); and (5) directors, officers and full-time employees of banks that are party to agency agreements with the distributor, and all such persons' immediate relatives and their beneficial accounts. In addition, members of the American Psychiatric Association may purchase Class A shares at a sales charge equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. Class A shares also may be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.

     CDSC WAIVERS. The CDSC for Class B shares and Class C shares currently is waived if the shares are sold:

        - to make certain distributions from retirement plans,

        - because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),

        - to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or

        - to close out shareholder accounts that do not comply with the minimum balance requirements.

     REINSTATEMENT PRIVILEGE. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify your fund if you decide to exercise this privilege.

HOW TO INVEST
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     MINIMUM INITIAL INVESTMENT. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial and subsequent investment for each fund is:

                                 MINIMUM INITIAL         SUBSEQUENT
TYPE OF ACCOUNT                    INVESTMENT            INVESTMENT
---------------                  ---------------   -----------------------
Regular Account................      $1,000              No minimum
Systematic Investment
  Program......................      $   50        $50 on a monthly basis
Retirement Account.............      $1,000              No minimum

     Heritage may waive these minimum requirements at its discretion. Investments in IRAs may be reduced or waived under certain circumstances. Contact Heritage or your financial advisor for further information.

     OPENING AN ACCOUNT.  You may open an account in the following ways:

     THROUGH YOUR FINANCIAL ADVISOR. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives.

     BY MAIL. You may invest in a fund directly by completing and signing the account application found in this prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Make your check payable to the specific fund and class of shares you are purchasing. Mail the application and your payment to:

        Heritage Asset Management, Inc.
        P.O. Box 33022
        St. Petersburg, FL 33733

     BY DOLLAR COST AVERAGING PLANS. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor.

        - AUTOMATIC INVESTING -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Bank Draft Investing form to activate this service.

        - DIRECT DEPOSIT -- You may instruct your employer to direct all or part of your paycheck to your Heritage account. You also may direct to your account other types of payments you receive such as from an insurance company or another mutual fund family. Contact your financial advisor or Heritage for the direct deposit enrollment form. Please note the routing instructions are different than the Federal Reserve wire instructions discussed below.

        - GOVERNMENT DIRECT DEPOSIT -- Beginning in 1999, any newly established investment programs by employees of the Federal government must be paid through direct deposit. You can have your Social Security, military pension, paycheck or other Federal government payment sent to your Heritage account. Your completed Government Direct Deposit form requires Heritage's review and approval for processing. Contact your financial advisor or Heritage for an enrollment form.

        - AUTOMATIC EXCHANGE -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.

If you discontinue any of these plans before your account reaches the required minimum investment, you must buy more shares to keep your account open.

     THROUGH A RETIREMENT PLAN. Heritage mutual funds offer a range of retirement plans, including self-directed, traditional and Roth IRA plans, Keogh Plans, SEPs and SIMPLEs. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information.

     BY WIRE. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:

        State Street Bank and Trust Company
        ABA #011-000-028
        Account # 3196-769-8
        Name of the Fund
        The class of shares to be purchased
        (Your account number assigned by Heritage)
        (Your name)

HOW TO SELL YOUR INVESTMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions.

     APPLICATION OF CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held Class B or Class C shares of Heritage Cash Trust-Money Market Fund will not be counted for purposes of calculating the CDSC.

     HOW TO SELL YOUR SHARES. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways:

     THROUGH YOUR FINANCIAL ADVISOR. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor will transmit your request to sell shares of your fund and may charge you a fee for this service.

     BY TELEPHONE. You may sell shares from your account by telephone by calling your fund at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

     BY MAIL. You may sell shares of your fund by sending a letter of instruction. Specify the fund name, your share class, your account number, the names in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

     Some circumstances require a written letter requesting sale of shares, along with a signature guarantee. These include:

        - Sales from any account that has had an address change in the past 30 days
        - Sales of greater than $50,000
        - Sales in which payment is to be sent to an address other than the address of record
        - Sales in which payment is to be made to payees other than the exact registration of the account or
        - Exchanges or transfers into other Heritage accounts that have different titles

     We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and security dealers. A notary public can not guarantee your signature.

     BY SYSTEMATIC WITHDRAWAL PLAN. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:

        - Make sure you have a sufficient amount of shares in your account.
        - Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.
        - Make sure you are not planning to invest more money in this account (buying shares during a period when you also are selling shares of the same fund is not advantageous to you, because of sales charges).
        - Determine the schedule: monthly, quarterly, semiannual or annual basis.
        - Determine which day of the month you would like the withdrawal to occur. Available dates are the 1(st), 5(th), 10(th) or 20(th) day of the month. If such a date falls on the weekend, the withdrawal will take place on the next business day.
        - Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

     RECEIVING PAYMENT. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or pre-authorized automatic purchase, payment will be delayed until we verify that those funds have cleared, which may take up to two weeks. You may receive payment of your sales proceeds the following ways:

        - BY CHECK -- We will mail a check to the address of record or bank account specified on your account application. Checks made payable to other than the registered owners or sent to an address other than the address of record require written instruction accompanied by a signature guarantee, as described above.

        - BY WIRE -- You may request that we send your proceeds by Federal Reserve wire to a bank account you specify. You must provide wiring instructions to Heritage in writing. We normally will send these proceeds the next day. A $5.00 wire fee will be charged to your account.

        - TO YOUR BROKERAGE ACCOUNT -- If you place your redemption request with your financial advisor, payment can be directed to your brokerage account. Payment for these trades occurs three business days after you place your sale request.

HOW TO EXCHANGE YOUR SHARES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     If you own shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee, as described above, are required if the accounts are not identically registered.

     You may make exchanges without paying any additional sales charges. However, if you exchange shares of the Heritage Cash Trust-Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

     Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange. However, if you hold Class B shares or Class C shares in the Heritage Cash Trust-Money Market Fund, the time you hold those shares in that fund will not be counted for purposes of calculating the CDSC.

ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     PRICE OF SHARES. The funds' regular business days are the same as those of the New York Stock Exchange, normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. eastern time). The share price is calculated by dividing a class's net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.

     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose name or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

     TIMING OF ORDERS. All orders to purchase or sell shares are executed at the next NAV calculated after the order has been received in good order. Orders are accepted until the close of regular trading on the New York Stock Exchange every business day - normally 4:00 p.m. eastern time - and are executed the same day at that day's NAV. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.

     RESTRICTIONS ON ORDERS. The funds and their distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the proceeds. This may happen during unusual market conditions or emergencies or when a fund can not determine the value of its assets or sell its holdings.

     REDEMPTION IN KIND. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.

     ACCOUNTS WITH BELOW-MINIMUM BALANCES. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     DISTRIBUTIONS AND TAXES. Each fund distributes to its shareholders dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends declared and paid on investments, less expenses. The dividends you receive from a fund will be taxed as ordinary income.

     Each fund also distributes net capital gains to its shareholders normally once a year. Capital gains are generated by a fund when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset. Distributions of gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of gains recognized on the sale of assets held longer than that are taxed at lower capital gains rates.

     Fund distributions of dividends and net capital gains are automatically reinvested in the same fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check or direct them for purchase of shares in another Heritage mutual fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your distributions will be automatically reinvested.

     In general, selling shares, exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

                  TYPE OF TRANSACTION                                  TAX STATUS
                  -------------------                                  ----------
Income dividends........................................  Ordinary income rate
Short-term capital gain distributions...................  Ordinary income rate
Long-term capital gain distributions....................  Capital gains rate
Sales or exchanges of shares owned for more than one
  year..................................................  Capital gains or losses
Sales or exchanges of shares owned for one year or
  less..................................................  Gains are treated as ordinary income;
                                                            losses are subject to special rules


     Dividend distributions will vary by class and are anticipated to be generally higher for Class A shares.

     TAX REPORTING. Each year, we will send non-retirement account holders a Form 1099 that tells you the amount of distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, fund distributions are taxable to you in the year you receive them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received on December of the year they are declared.

     WITHHOLDING TAXES. If a fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold 31% of your distributions and sale proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against the tax liability on your tax return.

     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                              FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the High Yield Bond Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                              HIGH YIELD BOND FUND

                                                   CLASS A                       CLASS B                    CLASS C
                                  -----------------------------------------   -------------   -----------------------------------
                                                                                 FOR THE
                                                                               YEAR ENDED             FOR THE YEARS ENDED
                                      FOR THE YEARS ENDED SEPTEMBER 30,       SEPTEMBER 30,              SEPTEMBER 30,
                                  -----------------------------------------   -------------   -----------------------------------
                                   1998     1997     1996    1995     1994       1998++        1998     1997     1996      1995+
                                  ------   ------   ------   -----   ------   -------------   ------   ------   -------   -------
Net asset value, beginning of
  the year......................  $10.69   $10.22   $ 9.94   $9.65   $10.65     $  10.57      $10.65   $10.18   $  9.91   $  9.62
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
Income from Investment
  Operations:
  Net investment income(a)......    0.88     0.90     0.84(e) 0.72     0.69         0.51        0.83     0.85      0.79(e)   0.31
  Net realized and unrealized
    gain (loss) on
    investments.................   (0.91)    0.46     0.24    0.31    (0.84)       (0.87)      (0.91)    0.46      0.24      0.28
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
        Total from Investment
          Operations............   (0.03)    1.36     1.08    1.03    (0.15)       (0.36)      (0.08)    1.31      1.03      0.59
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
Less Distributions:
  Dividends from net investment
    income......................   (0.89)   (0.89)   (0.80)  (0.74)   (0.71)       (0.48)      (0.84)   (0.84)    (0.76)    (0.30)
  Distributions from net
    realized gains on
    investment..................      --       --       --      --    (0.07)          --          --       --        --        --
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
Distributions in excess of net
  realized gains................      --       --       --      --    (0.07)          --          --       --        --        --
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
Total Distributions.............   (0.89)   (0.89)   (0.80)  (0.74)   (0.85)       (0.48)      (0.84)   (0.84)    (0.76)    (0.30)
                                  ------   ------   ------   -----   ------     --------      ------   ------   -------   -------
Net asset value, end of year....  $ 9.77   $10.69   $10.22   $9.94   $ 9.65     $   9.73      $ 9.73   $10.65   $ 10.18   $  9.91
                                  ======   ======   ======   =====   ======     ========      ======   ======   =======   =======
Total Return (%)(d).............   (0.52)   14.00    11.44   11.23    (1.59)       (3.58)(c)   (1.02)   13.53     10.93      6.18(c)
Ratios (%)/Supplemental Data:
  Operating expenses net, to
    average daily net
    assets(a)...................    1.19     1.21     1.23    1.25     1.25         1.70(b)     1.70     1.70      1.70      1.70(b)
  Net investment income (loss)
    to average daily net
    assets......................    8.44     8.76     8.41    7.35     6.76         7.90(b)     7.93     8.26      8.39      6.67(b)
  Portfolio turnover rate.......      87      101      143     109      135           87          87      101       143       109
  Net assets, end of year
    (millions) ($)..............      40       42       33      30       36            2          13       13         6       0.6

---------------

 + For the period April 3, 1995 (first offering of Class C shares) to September 30, 1995.
 ++ For the period February 2, 1998 (first offering of Class B shares) to
    September 30, 1998.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $0.01, $0.01, $0.03, $0.03 and $0.02 per Class A share, respectively. The operating expense ratios including such items would have been 1.30%, 1.30%, 1.51%, 1.51% and 1.42% per Class A share, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $0.01 per Class B share. The operating expense ratio including such items would have been 1.80% (annualized). Excludes management fees waived by the Manager in the amount of $0.01, $0.01, $0.03 and $0.03 per Class C share, respectively. The operating expense ratios including such items would have been 1.80%, 1.79%, 1.98% and 1.96% (annualized) per Class C share, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.
(e) Amounts calculated prior to reclassification of $16,079. The effect of such reclassification would have resulted in net investment income of $.01 for Class A shares and for Class C shares.

INTERMEDIATE GOVERNMENT FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Intermediate Government Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                          INTERMEDIATE GOVERNMENT FUND

                                                       CLASS A                   CLASS B                 CLASS C
                                        -------------------------------------   ----------   -------------------------------
                                                                                 FOR THE
                                                                                  YEARS
                                                 FOR THE YEARS ENDED              ENDED            FOR THE YEARS ENDED
                                                    SEPTEMBER 30,               SEPT. 30,             SEPTEMBER 30,
                                        -------------------------------------   ----------   -------------------------------
                                        1998*   1997*   1996*   1995    1994*    1998++*     1998*   1997*   1996*    1995+
                                        -----   -----   -----   -----   -----   ----------   -----   -----   -----   -------
Net asset value, beginning of the
  year................................  $9.20   $9.08   $9.29   $9.10   $9.44    $  9.28      $9.18   $9.06   $9.27  $  9.05
                                        -----   -----   -----   -----   -----    -------      -----   -----   -----  -------
Income from Investment Operations:
  Net investment income(a)............   0.48    0.51    0.50    0.62    0.43       0.33       0.41    0.49    0.49     0.21
  Net realized and unrealized gain
    (loss) on investments.............   0.51    0.13   (0.21)   0.12   (0.40)      0.32       0.55    0.13   (0.21)    0.23
                                        -----   -----   -----   -----   -----    -------      -----   -----    ----  -------
        Total from Investment
          Operations..................   0.99    0.64    0.29    0.74    0.03       0.65       0.96    0.62    0.28     0.44
                                        -----   -----   -----   -----   -----    -------      -----   -----   -----  -------
Less Distributions:
  Dividends from net investment
    income............................  (0.49)  (0.52)  (0.50)  (0.55)  (0.37)     (0.26)     (0.47)  (0.50)  (0.49)   (0.22)
                                        -----   -----   -----   -----   -----    -------      -----   -----   -----  -------
        Total Distributions...........  (0.49)  (0.52)  (0.50)  (0.55)  (0.37)     (0.26)     (0.47)  (0.50)  (0.49)   (0.22)
                                        -----   -----   -----   -----   -----    -------      -----   -----   -----  -------
Net asset value, end of year..........  $9.70   $9.20   $9.08   $9.29   $9.10    $  9.67      $9.67   $9.18   $9.06  $  9.27
                                        =====   =====   =====   =====   =====    =======      =====   =====   =====  =======
Total Return (%)(c)...................  11.18    7.28    3.24    8.47    0.36       7.16(c)   10.85    7.02    3.04     4.90(c)
Ratios (%)/Supplemental Data:
  Operating expenses net, to average
    daily net assets(a)...............   0.92    0.93    0.94    0.95    0.95       1.20(b)    1.20    1.20    1.20     1.20(b)
  Net investment income to average
    daily net assets..................   5.18    5.65    5.42    5.50    4.60       4.59(b)    4.74    5.38    5.22     5.19(b)
  Portfolio turnover rate.............    188      69     135     162     214        188        188      69     135      162
  Net assets, end of year ($
    millions).........................     13      14      18      24      41       0.13          5       1     0.6      0.7

---------------

* Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
+ For the period April 3, 1995 (first offering of Class C shares) to September 30, 1995.
++  For the period February 2, 1998 (first offering of
    Class B shares) to September 30, 1998.
(a) Excludes management fees waived and
    expenses reimbursed by the Manager in the amount of $0.10, $0.07, $0.06, $0.06 and $0.03 per Class A share, respectively. The operating expense ratios including such items would have been 2.00%, 1.67%, 1.61%, 1.47% and 1.18% per Class A share, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $0.06 per Class B share. The operating expense ratio including such items would have been 2.28% (annualized). Excludes management fees waived and expenses reimbursed by the Manager in the amount of $0.10, $0.07, $0.06 and $0.06 per Class C share, respectively. The operating expense ratios including such items would have been 2.28%, 1.94%, 1.87% and 1.72% (annualized) per Class C share, respectively.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

                              FOR MORE INFORMATION


        More information on these funds is available free upon request, including the following:

         Annual/Semiannual Reports. Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions,
                      economic trends and fund strategies.

                   Statement of Additional Information (SAI).
            Provides more details about each fund and its policies.
      A current SAI is on file with the Securities and Exchange Commission and is incorporated herein by reference
                (is legally considered part of this prospectus).

              To obtain information contact Heritage Mutual Funds:

                  By mail:       880 Carillon Parkway
                                 St. Petersburg, Florida 33716

                  By telephone:  (800) 421-4184


        (Assorted black and white photos of people working and playing.)


    Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, by writing from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. 20549-6009 or
    by calling the Commission at 880-SEC-0330. Reports and other information about the funds may be viewed on-screen or downloaded from the SEC's Internet web site at http://www.sec.gov.


      The funds' Investment Company and 1933 Act registration numbers are:

           Heritage Income Trust:
                  High Yield Bond Fund           811-5853   33-30361
                  Intermediate Government Fund   811-5853   33-30361


      No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this
          Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


(HERITAGE INCOME TRUST LOGO)          Raymond James & Associates, Inc.
                                                Distributor
                                    Member New York Stock Exchange/81PC
                                  P.O. Box 33022, St. Petersburg, FL 33733
                                        727-573-8143 - 800-421-4184
--------------------------------------------------------------------------------
Address Change Requested

                                   APPENDIX C

                        ANNUAL REPORT/PRESIDENT'S LETTER

                                                               November 19, 1998

Dear Fellow Shareholders:

      I am pleased to provide you with the annual report for the fiscal year ended September 30, 1998, for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of Heritage Income Trust. During the past year, bonds with higher credit quality generally outperformed those with lower credit quality as investors demanded higher yields to accept any credit risk.

      The chart below presents total return data for the most recent fiscal year. As you can see, unlike recent years past, investors were not rewarded for taking more aggressive strategies during the past year. Both portfolios did outperform their respective peer group averages for this period while the Intermediate Government Fund also outperformed the unmanaged Lehman Brothers-Intermediate and 1-3 Year Index returns.

                                                                 TOTAL RETURN
                                                              (10/01/97-9/30/98)

INTERMEDIATE GOVERNMENT FUND

A Shares* . . . . . . . . . . . . . . . . . . . . . . . . . . . .     +11.18
C Shares* . . . . . . . . . . . . . . . . . . . . . . . . . . . .     +10.85
Lehman Brothers 1-3 Year Government Index . . . . . . . . . . . .     + 7.93
Lehman Brothers Intermediate Government/Corporate Index  . . . .      +10.43
Lipper Intermediate U.S. Government Funds Average . . . . . . . .     +10.53

HIGH YIELD BOND FUND

A Shares* . . . . . . . . . . . . . . . . . . . . . . . . . . . .     - 0.52
C Shares* . . . . . . . . . . . . . . . . . . . . . . . . . . . .      -1.02
Salomon Brothers High Yield Market Index . . . . . . . . . . . .       +2.48
Lipper High Current Yield Funds Average . . . . . . . . . . . . .     - 1.77

      On February 1, 1998, your Funds introduced Class B shares. From their inception through September 30, 1998, the Class B shares returned +7.16% and -3.58%, for the Intermediate Government Fund and High Yield Bond Fund, respectively.*

      During the past year, the parent company of Salomon Brothers Asset Management Inc., the subadviser for the High Yield Bond, was involved in two major corporate combinations resulting in the ultimate parent of Salomon Brothers Asset Management Inc. now being Citigroup, Inc. We have not experienced, and do not expect, any material change in the way your portfolio is managed as a result of this new corporate structure.

      In the pages that follow, you will find commentaries from Peter Wallace of Heritage Asset Management, Inc. and Peter Wilby of Salomon Brothers Asset Management Inc., the portfolio managers for your funds. I hope you find their comments helpful in understanding the recent performance of your Funds. We continue to believe that fixed income investments can play an important part in a well-diversified portfolio. We encourage you to meet with your financial advisor to discuss how these or other Heritage funds may fit into your own unique asset allocation strategies.

      Thank you for your continuing investment with us. Please call us at (800) 709-3863 if there are ever ways in which you believe we can better serve you. On behalf of all of us at Heritage, best wishes for a happy and healthy holiday season.

                                    Sincerely,


                                    /s/ Stephen G. Hill
                                    Stephen G. Hill
                                    President
-----------------
* These returns are calculated without the imposition of either front- or back-end sales charges.

                    ANNUAL REPORT/PORTFOLIO MANAGER'S LETTER




                                                               November 19, 1998

Dear Fellow Shareholders:

      For investors in the Intermediate Government Fund (the "Fund"), the fiscal year ended September 30, 1998 was quite rewarding. The Fund provided a steady source of income and produced very attractive total returns even though market volatility remained quite high. After expenses, the Fund returned +11.18%* in A shares for the fiscal year which compares to the Lehman Intermediate
Government/Corporate Index return of +10.43% and the Lehman 1 to 3 year Government Index return of +7.93%.

      During the year, a number of factors came together that were very positive for the U.S. Treasury sector of the bond market producing one of the sharpest drops in bond yields in recent history. The primary factor influencing the move lower in yields was the lack of inflationary pressure in our economy. After more than eight years of expansion, the U.S. economy continued to grow at a moderate rate. Inflation, which traditionally rises during the later stages of an economic expansion, continued to decline with the Consumer Price Index showing only a 1.5% year-over-year rate through September. The Producer Price Index actually declined by 0.9% over the same period. Increased productivity and companies' lack of ability to increase prices were the main reasons for this beneficial trend in inflation.

      As the year progressed, it became more evident that the problems in Asia, notably Japan, were mounting. These pressures spread through the developing nations of the world causing currencies to fall against the dollar. The strengthening dollar reduced the prices of goods imported into the United States and also helped contain domestic inflation. The weakening of foreign economies also aided in the fall of commodity prices such as oil and agricultural products. These factors also led investors to flee foreign markets, both equity and debt, and to seek the safety of U.S. Treasury bonds. The "flight to quality" brought the yield of the benchmark thirty year Treasury bond to below 5.00% allowing the Treasury market to perform better than other bond market sectors.

      In September, just prior to year-end, the Federal Reserve Open Market Committee reduced the Federal Funds rate from 5.50% to 5.25%. The Federal Reserve moved rates lower in order to avert a slowdown in the U.S. economy and to ease credit conditions. This was followed by further 25 basis point reductions in mid October and early November to add additional liquidity and to reduce the risk of a "credit crunch."

      During the year we reduced our exposure to the mortgage sector of the markets and concentrated primarily on U.S. Treasuries. This benefited the Fund's performance. We have maintained one mortgage position to add additional income over and above that available from comparable Treasury securities. In hindsight, which we find nearly always perfect, we could have improved our results even more by selling all of our mortgage positions and investing in the ten year sector of the yield curve.

      We envision the Fed continuing to lower rates in 1999 as the economy continues to weaken as the result of the worldwide economic slowdown and financial pressures domestically. Currently we remain bullish on the Treasury market over the balance of 1998 and into 1999, but we expect the markets to continue to display unparalleled volatility of yields and prices. Strategically, we plan to maintain a higher than normal exposure to the Treasury sector for the foreseeable future.

      Thanks   for   your   continued   confidence   in  the   Heritage   Income
Trust-Intermediate Government Fund.

                                Sincerely,


                                /s/ H. Peter Wallace
                                H. Peter Wallace, CFA
                                Senior Vice President
                                Heritage Asset Management, Inc.
                                Portfolio Manager, Intermediate Government Fund

----------------
* This return is calculated without the imposition of either front- or back-end sales charges.

                       ANNUAL REPORT/PERFORMANCE HISTORY

                      Growth of a $10,000 investment since
        inception of Heritage Income Trust-Intermediate Government Fund
                        Class A Shares on March 1, 1990


          $21,000
          $20,000        |   Average Annual Total Returns*    |
          $19,000        |   1 Year:  7.01%   5 Year:  5.22%  |
          $18,000        |    Life of Class A Shares:  5.66%  |
          $17,000
          $16,000        The graph depicts the performance of Class A Shares
          $15,000        of the Fund relative to two market indices since
          $14,000        the Fund's inception.
          $13,000
          $12,000
          $11,000
          $10,000       Past performance is not predictive of future performance
          $ 9,000
                    1990   1991   1992   1993   1994   1995   1996   1997   1998
                                Yearly periods ended September 30

                                 Return Since Inception
               Heritage Income Trust-Intermediate Government Fund $16,047 Lehman Brothers 1 to 3 Year Government Index $18,079
               Lehman Brothers Intermediate Government/Corporate Index $20,074


__________
* Total returns for the Intermediate Government Fund Class A, Class B and Class C Shares are calculated in conformance with item 21 of Form N-1A, which assumes reinvestment of dividends and a sales load of 3.75% for Class A Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. Since the period shown is less than one year the aggregate total return in lieu of the annualized total return is used for Class B Shares.

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACQUISITION OF ASSETS OF
                      HERITAGE U.S. GOVERNMENT INCOME FUND

                                       BY

                              HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND

               880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716
                            TOLL FREE: (800) 421-4184

                                  July __, 1999

      This Statement of Additional Information, relating specifically to the proposed transfer of all the assets to, and the assumption of all the liabilities, if any, of Heritage U.S. Government Income Fund by, Heritage Income Trust - Intermediate Government Fund consists of this cover page and the
following  described  documents,   each  of  which  is  incorporated  herein  by
reference:

     1.  Pro Forma Financial Statements as of and at March 31, 1999.

     2. Statement of Additional Information of Heritage Income Trust dated February 1, 1999 as it relates to the Intermediate Government Fund.

     3. Semi-Annual Report to Shareholders of Heritage Income Trust for the period ended March 31, 1999 as it relates to the Intermediate Government Fund.

     4. Annual Report to Shareholders of Heritage U.S. Government Income Fund for the fiscal year ended October 31, 1998.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement dated July __, 1999 relating to the above referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Intermediate Government Fund without charge by writing or calling Heritage Asset Management, Inc. at the address or telephone number above.


                                   HERITAGE INCOME TRUST - INTERMEDIATE GOVERNMENT FUND
                                                   PRO FORMA FINANCIAL STATEMENT
                                                STATEMENT OF ASSETS AND LIABILITIES
                                                    MARCH 31, 1999 (UNAUDITED)
                                            Heritage Income Trust-    Heritage U. S.
                                           Intermediate Government      Government         Proforma          Proforma
                                                    Fund               Income Fund           AJEs            Combined
                                           -----------------------  -----------------     ------------    -----------------
ASSETS
------
Investments                                $     13,918,015           $  43,715,410                       $  57,633,425
Repo                                                533,000               3,071,000                           3,604,000
Cash                                                     90                     379                                 469
Receivables
   Investments sold                                     -                    25,586                              25,586
   Fund shares sold                                 390,367                     -                               390,367
   Dividends and interest                            95,511                 288,198                             383,709
   From Manager                                      30,939                     -                                30,939
Prepaid Insurance                                     1,953                   6,981                               8,934
Prepaid NYSE Filing Fee                                 -                     9,433                               9,433
Deferred state qualification expenses                20,621                     -                                20,621
                                           -----------------------  -----------------                     -----------------
     Total Assets                          $     14,990,496           $  47,116,986                       $  62,107,482
                                           -----------------------  -----------------                     =================

LIABILITIES
-----------
Payables
   Investments purchased                   $            -             $   9,787,500                       $   9,787,500
   Fund shares redeemed                              60,533                     -                                60,533
   Accrued distribution fee                           4,483                     -                                 4,483
   Other accrued expenses                            42,545                 143,095                             185,640
                                           -----------------------  -----------------                     -----------------
     Total Liabilities                     $        107,561           $   9,930,595                       $  10,038,156
                                           -----------------------  -----------------                     -----------------
Net assets, at market value                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

NET ASSETS
----------
Paid in capital                            $     21,247,840           $  43,452,222                       $  64,700,062
Undistributed net investment income                 658,089                 (58,165)                            599,924
Accumulated net realized loss                    (6,905,437)             (6,044,102)                        (12,949,539)
Net unrealized depreciation on investments         (117,557)               (163,564)                           (281,121)
                                           -----------------------  -----------------                     -----------------
Net assets, at market value                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

Net assets, at market value
   Class A Shares                          $     12,414,756           $  37,186,391                       $  49,601,147
   Class B Shares                                   339,211                     -                               339,211
   Class C Shares                                 2,128,968                     -                             2,128,968
                                           -----------------------  -----------------                     -----------------
      Total                                $     14,882,935           $  37,186,391                       $  52,069,326
                                           =======================  =================                     =================

Shares of beneficial Interest outstanding
   Class A Shares                                 1,326,965               3,115,471        859,238 (1)       5,301,674
   Class B Shares                                    36,379                     -                               36,379
   Class C Shares                                   228,167                     -                              228,167
                                           -----------------------  -----------------                     -----------------
      Total                                       1,591,511               3,115,471                          4,706,982
                                           =======================  =================                     =================

Net Asset Value  ---
  ---  offering and redemption price
       per share
Class A Shares                             $           9.36           $       11.94                       $       9.36
                                           =======================  =================                     =================

Maximum offering price                     $           9.72                                               $       9.72
  (100/96.25 of $9.36)                     =======================                                        =================

Class B Shares                             $           9.32                                               $       9.32
                                           =======================                                        =================

Class C Shares                             $           9.33                                               $      9.33
                                           =======================                                        =================

(1) Represents the difference between total additional shares to be issued (See Note 2) and current Heritage U. S.
Government Income Fund shares outstanding.

                                            See Notes To Pro Forma Financial Statements



                     Heritage Income Trust - Intermediate Government Fund
                                    Pro Forma Financial Statement
                                       Statement of Operations
                         For the 12 months ended March 31, 1999 (unaudited)


                                                        Heritage Income Trust-       Heritage U. S.
                                                        Intermediate Government      Government            Proforma      Proforma
                                                                Fund                 Income Fund             AJEs        Combined
                                                        -----------------------      ---------------    ------------    -----------
INVESTMENT INCOME
Interest                                                              $ 836,803          $ 2,753,744                    $ 3,590,547

EXPENSES
Management fee                                                           75,733              199,503     (10,213) (1)       265,023
Administrative fee                                                          -                 56,787     (56,787) (2)           (0)
Distribution fee (Class A Shares)                                        40,264                  -        94,645  (3)       134,909
Distribution fee (Class B Shares)                                           915                  -                              915
Distribution fee (Class C Shares)                                        13,995                  -                           13,995
Professional fees                                                        44,182               47,508     (47,508) (4)        44,182
Custodian/Fund acct fees                                                 43,188               43,773     (33,751) (4)        53,210
Shareholder servicing fees                                               11,108               22,075                         33,183
State qualification fees                                                 33,175                  -                           33,175
Reports to shareholders                                                  16,645               21,962     (17,462) (4)        21,145
Trustees' fees and expenses                                               9,954                9,696      (9,696) (4)         9,954
Insurance expense                                                         1,983                3,827                          5,810
NYSE Fees                                                                   -                 16,170     (16,170) (5)           -
Organization expense                                                        -                  4,881                          4,881
Other                                                                     (435)                1,325                            890
                                                        -----------------------      ---------------    --------        -----------
 Total expenses before waiver and reimbursement                         290,707              427,506     (96,942)           621,272
 Fees waived by Manager                                                (75,733)             (49,107)     (28,585) (6)     (153,425)
 Reimbursement from Manager                                            (68,964)                  -        68,964  (6)           -
                                                        -----------------------      ---------------    --------         ----------
Total expenses after waiver and reimbursement                           146,010              378,399     (56,563)           467,847

                                                        -----------------------      ---------------    --------        -----------
Net investment income                                                   690,793            2,375,345      56,563          3,122,700
                                                        -----------------------      ---------------    --------        -----------

Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------
Net realized gain from investment transactions                          343,121              110,459         -              453,580
Net (decrease) in unrealized appreciation of                          (164,697)            (176,599)         -            (341,296)
 investments during the period                          -----------------------      ---------------    --------        -----------
Net loss on investments                                                 178,424             (66,139)         -              112,285
                                                        -----------------------      ---------------    --------        -----------
                                                                                                             -                  -
                                                        =======================      ===============    ========        ===========
Net increase (decrease) in net assets                                 $ 869,217      $ 2,309,205        $ 56,563        $ 3,234,985
resulting from operations                               =======================      ===============    ========        ===========

(1) Adjustment to reflect reduction in management fees
(2) Adjustment to reflect elimination of the administrative fee
(3) Adjustment to reflect the addition of a 12b-1 fee
(4) Adjustment to reflect the elimination of duplicate fees
(5) Adjustment to reflect the elimination of the NYSE fee
(6) Adjustment to reflect the expense cap of 60 basis points on all non-12b-1 expenses

                     See Notes To Pro Forma Financial Statements

                Heritage Income Trust - Intermediate Government Fund
                               Pro Forma Financial Statement
                                   Investment Portfolio
                                March 31, 1999 (unaudited)
                                                       Heritage Income Trust      Heritage U. S.
                                                       Intermediate Government    Government                       Combined
                                                               Fund               Income Fund
                                                       --------------------       --------------------       --------------------

                                                       Principal    Market Value  Principal   Market Value  Principal   Market Value
                                                        Amount           MV        Amount       MV             Amount      MV
                                                        ------           --        ------       --             ------      --
U. S. GOVERNMENT AND AGENCY
  SECURITIES--110.69%
U. S. TREASURIES--59.1% (a)
USTN 4.50 09/30/00                                     $ 2,300,000  $2,282,750  $ 1,000,000 $  992,500     $  3,300,000 $3,275,250
USTN 5.375% 2/15/01                                                               1,000,000  1,006,250        1,000,000  1,006,250
USTN 5% 02/28/01                                                                  2,000,000  1,999,376        2,000,000  1,999,376
USTN 5.625% 5/15/01                                                               1,000,000  1,011,875        1,000,000  1,011,875
USTN 6.25% 1/31/02                                       1,000,000   1,029,063                                1,000,000  1,029,063
USTN 5.875% 9/30/02                                      1,000,000   1,022,188                                1,000,000  1,022,188
USTN 5.75% 11/30/02                                      1,000,000   1,018,438                                1,000,000  1,018,438
USTN 5.5% 02/28/03                                       1,000,000   1,010,313    2,000,000  2,020,626        3,000,000  3,030,939
USTN 5.25%  08/15/03                                     2,300,000   2,305,032    1,000,000  1,002,188        3,300,000  3,307,220
USTN 5.375% 6/30/03                                                               2,000,000  2,011,876        2,000,000  2,011,876
USTN 4.25% 11/15/03                                                               2,000,000  1,925,626        2,000,000  1,925,626
USTN 4.75% 2/15/04                                       2,300,000   2,264,782    3,000,000  2,954,064        5,300,000  5,218,846
USTN 5.625% 5/15/08                                      1,000,000   1,018,125                                1,000,000  1,018,125
USTN 5.5% 02/15/08                                                                1,000,000  1,010,313        1,000,000  1,010,313
USTN 4.75% 11/15/08                                                               3,000,000  2,889,375        3,000,000  2,889,375
                                                                                             ---------                   ---------
 Total U. S. Treasuries
 (cost $12,053,734, $18,929,609,                                    ----------
 $30,983,343)                                                       11,950,692   18,824,069                             30,774,761
                                                                    ----------   ----------                             ----------
U. S. GOVERNMENT AGENCIES--51.6% (a)
Federal National Mortgage Association
-------------------------------------
FNMA #459881 6.5% 1/1/29                                   988,355     983,952                                  988,355    983,952
FNMA #481349 6.5% 1/1/29                                   987,771     983,371                                  987,771    983,371
FNMA 1990-96-E SEQUENTIAL                                                           150,836    151,842          150,836    151,842
FNMA 92-65 K, 8.5% 5/25/21 (b)                                                    2,000,000  2,044,623        2,000,000  2,044,623
FNMA POOL #394212 7.50% 7/1/27 (b)                                                1,027,598  1,055,879        1,027,598  1,055,879
FNMA #481635 6.5% 1/1/29                                                          2,016,112  2,007,130        2,016,112  2,007,130
FNMA 6% 30YR TBA                                                    ----------    5,000,000  4,857,810        5,000,000  4,857,810
                                                                                             ---------                   ---------
     Total Federal National Mortgage Association                     1,967,323              10,117,284                  12,084,607
                                                                     ---------              ----------                  ----------


Federal Home Loan Mortgage Association
--------------------------------------
FHLMC 1378-H 10% 1/15/21 (b)                                                      3,000,000  3,177,766        3,000,000  3,177,766
FHLMC GOLD 6.5% 30 YR TBA                                                         5,000,000  4,979,690        5,000,000  4,979,690
                                                                                             ---------                   ---------
     Total Federal Home Loan Mortgage Association                                            8,157,456                   8,157,456
                                                                                            ----------                   ---------
Government National Mortgage Association
----------------------------------------
GNMA 7.50% 11/15/25 POOL #415688 (b)                                              3,409,602  3,512,728        3,409,602  3,512,728
GNMA 7.50% 3/15/27 POOL #442741 (b)                                               1,045,682  1,076,668        1,045,682  1,076,668
GNMA 1996-16-G 7% 4/16/22                                                         2,000,000  2,027,205        2,000,000  2,027,205
                                                                                             ---------                   ---------
     Total Government National Mortgage Association                                          6,616,601                   6,616,601
                                                                                             ---------                   ---------


Total U. S. Government Agencies
  (cost $1,961,838, $24,969,365,                                                            ----------       ---------- ----------
  $26,931,203)                                                                               1,967,323       24,891,341 26,858,664
                                                                                             ---------       ---------- ----------
Total U. S. Government and Agency Securities
  ( cost $14,035,572, $43,878,974,  $57,914,546)                                            13,918,015       43,715,410 57,633,425
                                                                                            ----------       ---------------------


REPURCHASE AGREEMENTS--6.9% (a)
Repurchase Agreement with State Street Bank and
Trust Company Dated 3/31/99 @ 4.78% to be
repurchased at $533,071 on April 1, 1999,
collateralized by $490,000 U.S. Treasury Bonds,
6.5% due 11/15/26 (cost $533,000)                                                             533,000                      533,000
                                                                                              -------                      -------

Repurchase Agreement with State Street Bank and
Trust Company Dated 3/31/99 @ 4.78% to be
repurchased at $3,071,408 on April 1, 1999,
collateralized by $2,825,000 U.S. Treasury Bonds,
6.5% due 11/15/26 (market value $3,133,670
including interest) (cost $3,071,000)                                                        3,071,000                   3,071,000
                                                                                            ----------                   ---------
                                                                    ----------              ----------                   ---------
Total Investment Portfolio                                          14,451,015              46,786,410                  61,237,425
(cost $14,568,572, $46,949,974, $61,518,546)(c),
117.6%(a)
Other Assets and Liabilities, net, -17.6% (a)                          431,920              (9,600,019)                 (9,168,099)
                                                                   -----------              ----------                  ----------
Net Assets                                                        $ 14,882,935            $ 37,186,391                $ 52,069,326
                                                                   ===========              ==========                  ==========

(a) Percentages are based on net assets.
(b) Some or all of  these  securities  are  segregated  in  connection  with  the  reverse repurchase agreement and / or mortgage dollar rolls.
(c) The  aggregate  identified  cost for  federal  income tax  purposes  for both Funds is substantially  the same.  Market value for the  Intermediate  Government Fund includes net
unrealized  depreciation  of $117,557,  which   consist   of  aggregate  gross  unrealized
appreciation  for all securities in which there is an excess of market value over tax cost of $89,815 and aggregate gross  unrealized  depreciation for all securities in which there is an  excess  of tax cost  over  market  value of  $207,372.  Market  value  for the U.S.
Government Income Fund includes net unrealized depreciation of $163,564,  which consist of aggregate gross unrealized  appreciation for all securities in which there is an excess of market value over tax cost of $282,578 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $446,142.

                       See Notes To Pro Forma Financial Statements

     Heritage Income Trust - Intermediate Government Fund
            Notes to Pro Forma Financial Statements
                          (unaudited)



1. Basis of Combination - The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at March 31, 1999 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended March 31, 1999, reflect the accounts of Heritage Income Trust - Intermediate Government Fund and Heritage U.S. Government Income Fund.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of the Heritage U.S. Government Income Fund in exchange for shares in the Heritage Income Trust - Intermediate Government Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. Shares of beneficial Interest - The pro forma net asset value per share assumes the issuance of additional shares of the Heritage Income Trust - Intermediate Government Fund which would have been issued on March 31, 1999 in connection with the proposed reorganization. Shareholders of the Heritage U.S. Government Income Fund would become shareholders of the Heritage Income Trust - Intermediate Government Fund by receiving Class A Shares of the Heritage Income Trust - Intermediate Government Fund equal to the value of their holdings in the Heritage U.S. Government Income Fund. The amount of additional shares assumed to be issued was calculated based on the March 31, 1999 net assets of the Heritage U.S. Government Income Fund and the net asset value per share of the Heritage Income Trust - Intermediate Government Fund as follows:

CLASS                                                 CLASS A      CLASS B      CLASS C
-----                                                 -------      -------      -------

Additional Shares Issued                              3,974,709          -           -
Net Assets 03/31/99
   Heritage U.S. Government Income Fund             $37,186,391     $    -      $    -
Net Asset Value Per Share
   Heritage Income Trust - Intermediate
      Government Fund                                    $ 9.36     $ 9.32      $ 9.33


3. Pro Forma Operations - The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Funds gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity- The, pro-forma investment management fees of the combined Fund are based on the fee schedule in effect for Heritage Income Trust - Intermediate Government Fund at the combined level of average net assets for the twelve months ended March 31, 1999. The Pro Forma Statement of
Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio. In addition, fees in connection with the reorganization are being borne by Heritage Asset Management, Inc. and are not included in these pro forma financial statements.

             HERITAGE INCOME TRUST - INTERMEDIATE GOVERNMENT FUND
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 (UNAUDITED)

CAPITALIZATION TABLE (UNAUDITED)

The following table sets forth the capitalization of the Heritage Income Trust - Intermediate Government Fund and the Heritage U.S. Government Income Fund as of May 31, 1999 and on a pro forma combined basis as if the reorganization occurred on that date:



                                                                                             NET ASSET
                                                                                SHARES         VALUE
                                                            NET ASSETS       OUTSTANDING     PER SHARE
                                                            ----------       -----------     ---------

CLASS A SHARES
   Heritage Income Trust - Intermediate Government Fund     $11,715,033       1,272,101      $ 9.21
   Heritage U.S. Government Income Fund                     $36,356,896       3,115,471      $11.67
Combined Fund (pro-forma)                                   $48,071,929       5,219,988      $ 9.21

CLASS B SHARES
   Heritage Income Trust - Intermediate Government Fund     $   404,468          44,071      $ 9.18
   Heritage U.S. Government Income Fund                         --               --          $ --
Combined Fund (pro-forma)                                   $   404,468          44,071      $ 9.18


CLASS C SHARES
   Heritage Income Trust - Intermediate Government Fund     $ 2,046,532         222,826      $ 9.18
   Heritage U.S. Government Income Fund                         --               --            --
Combined Fund (pro-forma)                                   $ 2,046,532         222,826      $ 9.18


                              HERITAGE INCOME TRUST
                                     PART C
                                OTHER INFORMATION


Item 15.    INDEMNIFICATION


      Article XI, Section 2 of the Trust's Declaration of Trust provides that:

      (a) Subject to the exceptions and limitations contained in paragraph (b) below:

      (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


      (b) No indemnification shall be provided hereunder to a Covered Person:

                  (i) who shall have been  adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or


      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

      (i) such Covered Person shall have provided appropriate security for such undertaking,

      (ii) the Trust is insured against losses arising out of any such advance payments or

      (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.

      Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Paragraph 8 of the Investment Advisory and Administration Agreement of Heritage Income Trust ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage" or the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

      Paragraph 7 of the Distribution Agreement of Heritage Income Trust ("Distribution Agreement") between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

      Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage provides that the Trust shall indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or
(ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

ITEM 16.    EXHIBITS

Exhibit
Number         Description
------         -----------

(1) Declaration of Trust, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(2)       (a)  Bylaws,  incorporated   by  reference   from  the  Post-Effective
               Amendment No. 11 to the Registration  Statement of the Trust, SEC
               File No. 33-30361, filed previously on December 1, 1995.

Exhibit
Number         Description
------         -----------

          (b) Amended and Restated Bylaws, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(3)            Voting trust agreement -- none

(4) Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, VII, VIII, X, and XI of the Declaration of Trust, as amended, which were filed as part of an Exhibit to Post-Effective Amendment No. 11 on December 1, 1995 and are hereby incorporated by reference, and Article III of the Amended and Restated Bylaws which were filed as a part of an Exhibit to Post-Effective Amendment No. 11 on December 1, 1995.

(6)       (a)  Investment   Advisory   and  Administration   Agreement  between
               Registrant and Heritage Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Subadvisory Agreement between Heritage Asset Management, Inc. and Eagle Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (c) Subadvisory Agreement between Heritage Asset Management, Inc. and Salomon Brothers Asset Management Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(7) Distribution Agreement, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995

(8)            Bonus, profit sharing or pension plans - None.

(9) Custodian Agreement incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

Exhibit
Number         Description
------         -----------

(10)      (a)  Class  A  Plan   pursuant  to   Rule   12b-1,   incorporated   by
               reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Class C Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997.

          (c) Class B Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (d) Plan pursuant to Rule 18f-3 Incorporated by reference from the Post-Effective Amendment No. 13 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January
               29, 1997.

          (e) Amended Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997

(11) Opinion and Consent of counsel - incorporated by reference from the Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on February 1, 1999

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP - to be filed as an amendment

(13)      (a)  Transfer Agency and Service Agreement,  incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Fund Accounting and Pricing Service Agreement, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(14)           Consent of Independent Auditors - filed herewith

(15)           Omitted  Financial Statements - None.

(16)           Powers of Attorney - None.

(17)           Form of Proxy - filed herewith.

Exhibit
Number         Description
------         -----------

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Petersburg and State of Florida on the 17th day of June 1999.

                              HERITAGE INCOME TRUST

                              By:   /s/ Stephen G. Hill
                                    ------------------------
                                    Stephen G. Hill
                                    President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on form N-14 has been signed below by the following persons in the capacities indicated on the dates indicated.

         Signature                    Title                      Date
         ---------                    -----                      ----


/s/ Stephen G. Hill                  President                June 17, 1999
------------------------------
Stephen G. Hill

Thomas A. James*                     Trustee                  June 17, 1999
------------------------------
Thomas A. James

Richard K. Riess*                    Trustee                  June 17, 1999
------------------------------
Richard K. Riess

                                     Trustee                  June 17, 1999
------------------------------
C. Andrew Graham

                                     Trustee                  June 17, 1999
------------------------------
David M. Phillips

                                     Trustee                  June 17, 1999
------------------------------
James L. Pappas

Donald W. Burton*                    Trustee                  June 17, 1999
------------------------------
Donald W. Burton

Eric Stattin*                        Trustee                  June 17, 1999
------------------------------
Eric Stattin

         Signature                    Title                      Date
         ---------                    -----                      ----

/s/ Donald H. Glassman              Treasurer                 June 17, 1999
------------------------------
Donald H. Glassman


*By  /s/ Donald H. Glassman
     -------------------------
     Donald H. Glassman,
     Attorney-in-Fact

                               POWER OF ATTORNEY


      The undersigned trustee of the Heritage Income Trust, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Richard K. Riess, Stephen G. Hill, Donald H. Glassman, Clifford J. Alexander and Robert J. Zutz, or any of them, the true and lawful attorneys and agents of the undersigned, with full power of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the laws of the jurisdictions in which securities of the Trust may be offered and sold, and any rules, regulations, or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration for sale of its securities under the Securities Act of 1933, as amended, and the registration and qualification, under the securities laws of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned trustee, the Trust's Registration Statement on Form N-1A and Notification of Registration on Form N-8A, any registration statement on any other form adopted by the SEC, any amendments or post-effective amendments of any of the foregoing and the applicable form of any such jurisdiction, with respect to the Trust and its Shares of Beneficial Interest to be filed with the SEC and the securities commission or other agency of any such jurisdiction under said Acts, any and all amendments and supplements to said amendments or post-effective amendments and any other instruments or documents filed as part of or in connection with said Registration Statements, amendments, or supplements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 17th day of June, 1999.



/s/ Thomas A. James                       /s/ Richard K. Reiss
-----------------------------             -----------------------------
Thomas A. James                           Richard K. Riess



-----------------------------             -----------------------------
C. Andrew Graham                          David M. Phillips



                                          /s/ Donald W. Burton
-----------------------------             -----------------------------
James L. Pappas                           Donald W. Burton



/s/ Eric Stattin
-----------------------------
Eric Stattin

                                     INDEX TO EXHIBITS

Exhibit
Number         Description                                                  Page
------         -----------                                                  ----

(1) Declaration of Trust, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(2)       (a)  Bylaws,  incorporated  by reference  from the  Post-Effective
               Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Amended and Restated Bylaws, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(3)            Voting trust agreement - none

(4) Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, VII, VIII, X, and XI of the Declaration of Trust, as amended, which were filed as part of an Exhibit to Post-Effective Amendment No. 11 on December 1, 1995 and are hereby incorporated by reference, and Article III of the Amended and Restated Bylaws which were filed as a part of an Exhibit to Post-Effective Amendment No. 11 on December 1, 1995.

(6)       (a)  Investment   Advisory  and   Administration   Agreement   between
               Registrant and Heritage Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Subadvisory Agreement between Heritage Asset Management, Inc. and Eagle Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (c) Subadvisory Agreement between Heritage Asset Management, Inc. and Salomon Brothers Asset Management Inc., incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(7) Distribution Agreement, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

Exhibit
Number         Description                                                  Page
------         -----------                                                  ----

(8)            Bonus, profit sharing or pension plans - None.

(9) Custodian Agreement incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(10)      (a)  Class  A  Plan  pursuant  to  Rule  12b-1,  incorporated  by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Class C Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997.

          (c) Class B Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (d) Plan pursuant to Rule 18f-3 Incorporated by reference from the Post-Effective Amendment No. 13 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on January
               29, 1997.

          (e) Amended Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 2, 1997.

(11) Opinion and Consent of counsel - incorporated by reference from the Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on February 1, 1999

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP - to be filed as an amendment

(13)      (a)  Transfer  Agency  and  Service  Agreement,  incorporated  by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

          (b) Fund Accounting and Pricing Service Agreement, incorporated by reference from the Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-30361, filed previously on December 1, 1995.

(14)           Consent of  Independent  Auditors - filed  herewith

Exhibit
Number         Description                                                  Page
------         -----------                                                  ----



(15)      Omitted  Financial Statements - None.

(16)      Powers of Attorney - None.

(17)      Form of Proxy - filed herewith.